May 30, 1997

COLONIAL CALIFORNIA
TAX-EXEMPT FUND

COLONIAL CONNECTICUT
TAX-EXEMPT FUND

COLONIAL FLORIDA
TAX-EXEMPT FUND

COLONIAL MASSACHUSETTS
TAX-EXEMPT FUND

COLONIAL MICHIGAN
TAX-EXEMPT FUND

COLONIAL MINNESOTA
TAX-EXEMPT FUND

COLONIAL NEW YORK
TAX-EXEMPT FUND

COLONIAL NORTH CAROLINA
TAX-EXEMPT FUND

COLONIAL OHIO
TAX-EXEMPT FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in one of these mutual funds may suit your unique needs, time horizon and risk tolerance.

Each of Colonial California Tax-exempt Fund, Colonial Connecticut Tax-exempt Fund, Colonial Florida Tax-Exempt Fund, Colonial Massachusetts Tax-Exempt Fund, Colonial Michigan Tax-Exempt Fund, Colonial Minnesota Tax-Exempt Fund, Colonial New York Tax-Exempt Fund, Colonial North Carolina Tax-Exempt Fund and Colonial Ohio Tax-Exempt Fund (each a Fund and collectively, the Funds) is a portfolio of Colonial Trust V (Trust), an open-end management investment company. Each Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal and its state's personal income tax (if any) and opportunities for

                                                                 SP-01/722D-0597

long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Florida and Michigan Funds' shares are intended to be exempt from their respective states' intangibles tax. Each Fund (except the California Fund) is non-diversified. The Funds are managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Funds. Read it carefully and retain it for future reference. More detailed information about each Fund is in the May 30, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

Each Fund offers two classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                           PAGE

Summary of Expenses                                  2
The Funds' Financial History                         5
The Funds' Investment Objective                     20
How the Funds Pursue Their Objective
  and Certain Risk Factors                          20
How the Funds Measure Their Performance             24
How the Funds are Managed                           24
How the Funds Value Their Shares                    25
Distributions and Taxes                             25
How to Buy Shares                                   25
How to Sell Shares                                  27
How to Exchange Shares                              27
Telephone Transactions                              27
12b-1 Plans                                         27
Organization and History                            28
Appendix                                            28


   ----------------------    -------------------

     NOT FDIC-INSURED        MAY LOSE VALUE
                             NO BANK GUARANTEE

   ----------------------    -------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES
Expenses are one of several factors to consider when investing in a Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of each Fund's shares. See "How the Funds are Managed" and "12b-1 Plans" for more complete descriptions of the Funds' various costs and expenses.

Shareholder Transaction Expenses(1)(2)

                                                                                            CLASS A              CLASS B
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)            4.75%                0.00%(5)
Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)                      1.00%(4)             5.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)     Does not apply to reinvested distributions.

(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

(5) Because of the 0.75% distribution fee applicable to Class B shares, long-term Class B shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Funds' Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)(6)

                     California              Connecticut               Florida             Massachusetts           Michigan
                 Class A     Class B     Class A     Class B     Class A     Class B     Class A   Class B    Class A     Class B

Management fee
(after waiver)     0.51%        0.51%      0.20%       0.20%       0.07%       0.07%       0.51%      0.51%      0.40%      0.40%
12b-1 fees(7)      0.14         0.89       0.14        0.89        0.16        0.91        0.15       0.90       0.14       0.89
Other expenses
(after waiver)     0.23         0.23       0.25        0.25        0.33        0.33        0.24       0.24       0.35       0.35
                   ----         ----       ----        ----        ----        ----        ----       ----       ----       ----
Total operating
expenses (8)       0.88%        1.63%      0.59%       1.34%       0.56%       1.31%       0.90%      1.65%      0.89%      1.64%
                   ====         ====       ====        ====        ====        ====        ====       ====       ====       ====

                       Minnesota                    New York                 North Carolina                     Ohio
                 Class A       Class B       Class A       Class B       Class A        Class B       Class A        Class B

Management fee
(after waiver)      0.38%         0.38%         0.22%         0.22%         0.00%         0.00%          0.47%           0.47%
12b-1 fees(7)       0.15          0.90          0.15          0.90          0.15          0.90           0.13            0.88
Other expenses
(after waiver)      0.37          0.37          0.28          0.28          0.30          0.30           0.28            0.28
                    ----          ----          ----          ----          ----          ----           ----            ----
Total operating
expenses(8)         0.90%         1.65%         0.65%         1.40%         0.45%         1.20%          0.88%           1.63%
                    ====          ====          ====          ====          ====          ====           ====            ====

Without voluntary fee waivers/expense limits that the Adviser may discontinue at anytime, Annual Operating Expenses would be:

                               Connecticut            Florida              Michigan             Minnesota
                            Class A    Class B   Class A    Class B    Class A     Class B    Class A   Class B
Management fee               0.51%      0.51%      0.51%     0.51%       0.52%      0.52%      0.51%      0.51%
12b-1 fees(7)                0.14       0.89       0.16      0.91        0.14       0.89       0.15       0.90
Other expenses               0.25       0.25       0.33      0.33        0.35       0.35       0.37       0.37
                             ----       ----       ----      ----        ----       ----       ----       ----
Total operating expenses     0.90%      1.65%      1.00%     1.75%       1.01%      1.76%      1.03%      1.78%
                             ====       ====       ====      ====        ====       ====       ====       ====

                                   New York                North Carolina                  Ohio
                             Class A      Class B       Class A      Class B       Class A      Class B
Management fee                0.51%         0.51%        0.52%         0.52%        0.51%         0.51%
12b-1 fees(7)                 0.15          0.90         0.15          0.90         0.13          0.88
Other expenses                0.28          0.28         0.44          0.44         0.28          0.28
                              ----          ----         ----          ----         ----          ----
Total operating expenses      0.94%         1.69%        1.11%         1.86%        0.92%         1.67%
                              ====          ====         ====          ====         ====          ====

Example

The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of each Fund for the periods specified, assuming a 5% annual return, and, unless otherwise noted, redemption at period end. The 5% return and expenses used in the Example should not be considered indicative of actual or expected fund performance or expenses, both of which will vary.

                    California                           Connecticut                                Florida
           ---------------------------------     ---------------------------------       ---------------------------------
           Class A            Class B             Class A           Class B              Class A            Class B
           -------       -------------------     -------       -------------------       -------      -------------------
Period:                               (9)                                   (9)                                    (9)
1 year       $ 56        $ 67        $ 17           $53         $ 64        $ 14          $53         $ 63        $ 13
3 years        74          81          51            66           72          42           65           72          42
5 years        94         109          89            79           93          73           77           92          72
10 years      151         173(10)     173(10)       118          141(10)     141(10)      114          137(10)     137(10)

                      Massachusetts                            Michigan                               Minnesota
           ---------------------------------     ---------------------------------       ---------------------------------
           Class A             Class B            Class A           Class B              Class A            Class B
           -------       -------------------     -------       -------------------       -------      -------------------
Period:                                (9)                                  (9)                                     (9)
1 year      $ 56        $ 67           $ 17        $ 56       $ 67           $ 17       $ 56       $ 67             $ 17
3 years       75          82             52          75         82             52         75         82               52
5 years       95         110             90          94        109             89         95        110               90
10 years     153         175(10)        175(10)     152        174(10)        174(10)    153        175(10)          175(10)

                      New York                            North Carolina                              Ohio
           ---------------------------------   ---------------------------------       ---------------------------------
         Class A            Class B            Class A             Class B             Class A            Class B
         -------       -------------------     -------       -------------------       -------      -------------------
Period:                             (9)                                      (9)                                     (9)
1 year     $ 54        $ 64         $ 14         $ 52         $62           $12         $ 56         $ 67          $ 17
3 years      67          74           44           61          68            38           74           81            51
5 years      82          97           77           72          86            66           94          109            89
10 years    125         147(10)      147(10)      101         125(10)       125(10)      151          173(10)       173(10)


Without voluntary fee waivers/expense limits that the Adviser may discontinue at any time, the amounts in the Example would be:

                      Connecticut                           Florida                              Michigan
           ---------------------------------   ---------------------------------  ---------------------------------
            Class A           Class B           Class A           Class B          Class A            Class B
           -------       -------------------   -------       -------------------  -------      -------------------
Period:                               (9)                                 (9)                                 (9)
1 year      $ 56        $ 67        $ 17        $ 57        $ 68        $ 18        $ 57      $ 68          $ 18
3 years       75          82          52          78          85          55          78        85            55
5 years       95         110          90         100         115          95         101       115            95
10 years     153         175(10)     175(10)     164         186(10)     186(10)     165       188(10)       188(10)

                        Minnesota                         New York
           ---------------------------------  ---------------------------------
            Class A          Class B           Class A          Class B
           -------    -------------------     -------       -------------------
Period:                              (9)                               (9)
1 year      $ 58       $ 68        $ 18        $ 57       $ 67       $ 17
3 years       79         86          56          76         83         53
5 years      102        116          96          97        112         92
10 years     167        190(10)     190(10)     157        180(10)    180(10)

                      North Carolina                          Ohio
           ---------------------------------  ---------------------------------
             Class A           Class B           Class A          Class B
             -------    -------------------     -------      ------------------
Period:                                (9)                                (9)
1 year       $ 58       $ 69         $ 19        $ 56       $ 67        $ 17
3 years        81         88           58          75         83          53
5 years       106        121          101          96        111          91
10 years      176        198(10)      198(10)     155        178(10)     178(10)

  (6) Amounts shown (before voluntary fee waivers/expense limits by the Adviser) are based on expenses during the fiscal year ended January 31, 1997.

  (7)    The 12b-1 service fee rate will fluctuate but will not exceed 0.25%.

  (8) Effective August 1, 1995, the Adviser agreed to waive its fees and bear expenses (exclusive of 12b-1 fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) to the extent such expenses would otherwise exceed the following annual percentages of average net assets:

                                        Massachusetts
                                          Michigan
                                          Minnesota
     California   Connecticut  Florida      Ohio       New York   North Carolina
        0.80%        0.45%      0.40%       0.75%        0.50%         0.30%

  (9)    Assumes no redemption at period end.

 (10) Class B shares automatically convert to Class A shares after approximately 8 years; therefore years 9 and 10 reflect Class A share expenses.

THE FUNDS' FINANCIAL HISTORY

The following schedules of financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified reports are included in the Funds' 1997 Annual Reports and are incorporated by reference into the Statement of Additional Information.

                                                                        CALIFORNIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year ended January 31
-----------------------------------------------------------------------------------------------------------------------------------
                                             1997                     1996                      1995                  1994
                                             ----                     ----                      ----                  ----
                                    Class A      Class B      Class A     Class B       Class A    Class B    Class A     Class B
                                    -------      -------      -------     -------       -------    -------    -------     -------
Net asset value - Beginning
 of period                           $7.540       $7.540       $6.870      $6.870        $7.660     $7.660      $7.350     $7.350
                                    -------      -------      -------     -------       -------    -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)              0.386        0.331        0.388       0.334         0.413      0.360       0.434      0.378
Net realized and unrealized
 gain (loss)                         (0.173)      (0.173)       0.671       0.671        (0.791)    (0.791)      0.315      0.315
                                    -------      -------      -------     -------       -------    -------     -------    -------
  Total from Investment Operations    0.213        0.158        1.059       1.005        (0.378)    (0.431)      0.749      0.693
                                    -------      -------      -------     -------       -------     -------    -------     -------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income           (0.383)      (0.328)      (0.389)     (0.335)       (0.412)    (0.359)     (0.439)    (0.383)
                                    -------      -------      -------     -------       -------    -------    -------     -------
Net asset value - End of period      $7.370       $7.370       $7.540      $7.540        $6.870     $6.870      $7.660     $7.660
                                    -------      -------      -------     -------       -------    -------    -------     -------
Total return(b)(c)                    2.98%        2.21%       15.78%      14.94%       (4.83)%    (5.55)%      10.44%      9.63%
                                    -------      -------      -------     -------       -------    -------    -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses                              0.88%(d)     1.63%(d)     0.89%(d)    1.64%(d)      0.77%      1.52%       0.75%      1.50%
Net investment income                 5.23%(d)     4.48%(d)     5.33%(d)    4.58%(d)      5.91%      5.16%       5.73%      4.98%
Fees and expenses waived or
  borne by the Adviser                  ---(d)       ---(d)     0.01%(d)    0.01%(d)      0.06%      0.06%       0.08%      0.08%
Portfolio turnover                      25%          25%          47%         47%           47%        47%         17%        17%
Net assets at end of period (000)  $264,053     $100,873     $304,581    $106,925      $301,912    $98,975    $379,987   $104,578
--------------------------------------
(a) Net of fees and expenses
    waived or borne by the Adviser
    which amounted to                $   --     $   --         $0.001      $0.001        $0.004     $0.004      $0.006     $0.006

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
                                     5



                                                                                   CALIFORNIA (CONTINUED)
                              -------------------      ----------------------------------------------------------------------------
                                 Two months ended
                                    January 31                                     Year ended November 30
                              --------------------     ----------------------------------------------------------------------------
                                     1993(b)                    1992            1991          1990      1989        1988      1987
                                     ------                     ----            ----          ----      ----        ----      ----
                              Class A      Class B      Class A    Class B(c)  Class A     Class A    Class A    Class A   Class A
                              -------      -------      -------    -------     -------     -------    -------    -------   -------
Net asset value -
 Beginning of period           $7.270      $7.270       $7.150     $7.410      $6.940       $7.010    $6.850      $6.530  $7.490
                              -------      -------      -------    -------     -------     -------    -------    -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income(a)        0.076       0.067        0.467      0.143       0.473        0.490     0.480       0.497   0.515
Net realized and unrealized
 gain (loss)                    0.081       0.081        0.109     (0.151)      0.211       (0.065)    0.160       0.316  (0.950)
                              -------      -------      -------    -------     -------     -------    -------    -------  -------
      Total from Investment
        Operations              0.157       0.148        0.576     (0.008)      0.684        0.425     0.640       0.813  (0.435)
                              -------      -------      -------    -------     -------     -------    -------    -------  -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income     (0.077)     (0.068)      (0.456)    (0.132)     (0.473)      (0.492)   (0.480)     (0.493) (0.514)
From net realized gains           ---         ---          ---        ---         ---          ---       ---         ---  (0.002)

From capital paid in              ---         ---          ---        ---      (0.001) (d)  (0.003)       ---        ---  (0.009)(i)
   Total Distributions        -------      -------      -------    -------     -------     -------    -------     -------   -------
    Declared to Shareholders      ---         ---       (0.456)    (0.132)     (0.474)      (0.495)   (0.480)     (0.493) (0.525)
Net asset value -             -------      -------      -------    -------     -------     -------    -------     ------- -------
 End of period                 $7.350      $7.350       $7.270     $7.270      $7.150       $6.940    $7.010      $6.850  $6.530
                              -------      -------      -------    -------     -------     -------    -------    -------   -------
Total return (e)(f)             8.70% (g)   1.01% (g)    8.27%      1.94%(g)   10.18%        6.30%     9.61%      12.74%  (6.02)%
                              -------      -------      -------    -------     -------     -------    -------    -------  -------
RATIOS TO AVERAGE
 NET ASSETS:
Expenses                        0.65% (h)   1.40% (h)    0.71%      1.46%(h)    0.80%        0.70%     0.95%       0.66%   0.52%
Net investment income           6.29% (h)   5.54% (h)    6.44%      5.69%(h)    6.69%        7.02%     6.87%       7.28%   7.33%
Fees and expenses waived
  or borne by the Adviser       0.21% (h)   0.21% (h)    0.13%      0.13%(h)    0.05%        0.15%     0.15%       0.49%   0.63%
Portfolio turnover                19% (h)     19% (h)      19%        12%         11%          22%       40%        106%     94%
Net assets at end of
 period (000)               $337,409     $33,819     $324,012    $22,797    $295,459     $221,519  $155,514    $133,317  $113,774
--------------------------------------
(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted to $0.002      $0.002       $0.010     $0.010      $0.003       $0.010    $0.011      $0.033   $0.044

(b) The Fund changed its fiscal year end from November 30 to January 31 in 1992.
(c) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(d) Because of differences between book and tax basis accounting there was no return of capital for federal income tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) Annualized.
(i) Represents a return of capital for book purposes only.

                                                                  CONNECTICUT
                           --------------------------------------------------------------------------------------------------------

                                                             Year ended January 31

                           --------------------------------------------------------------------------------------------------------
                                      1997                         1996                        1995
                                      ----                         ----                        ----
                            Class A        Class B        Class A        Class B       Class A       Class B
                            -------        -------        -------        -------       -------       -------
Net asset value -
 Beginning of period        $7.630         $7.630         $7.080         $7.080        $7.890        $7.890
                            -------        -------        -------        -------       -------       -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income(a)     0.393          0.338          0.400          0.345         0.418         0.363
Net realized and unrealized
 gain (loss)                (0.141)        (0.141)         0.552          0.552        (0.809)       (0.809)
                            -------        -------        -------        -------       -------       -------
   Total from Investment
    Operations               0.252          0.197          0.952          0.897        (0.391)       (0.446)
                            -------        -------        -------        -------       -------       -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income  (0.392)        (0.337)        (0.402)        (0.347)       (0.418)       (0.363)
In excess of net investment
 income                        ---            ---            ---            ---           ---           ---
From net realized gains        ---            ---            ---            ---        (0.001)       (0.001)
In excess of net realized
 gains                         ---            ---            ---            ---           ---           ---
                            -------        -------        -------        -------       -------       -------
  Total from Distributions
   Declared to Shareholders (0.392)        (0.337)        (0.402)        (0.347)       (0.419)       (0.364)
                            -------        -------        -------        -------       -------       -------
Net asset value -
 End of period              $7.490         $7.490         $7.630         $7.630        $7.080        $7.080
                            -------        -------        -------        -------       -------       -------
Total return(d)(e)           3.48%          2.71%         13.77%         12.93%       (4.85)%       (5.57)%
                            -------        -------        -------        -------       -------       -------
RATIOS TO AVERAGE NET ASSETS
Expenses                     0.59%(g)       1.34%(g)       0.51%(g)       1.25%(g)      0.32%         1.07%
Net investment income        5.28%(g)       4.53%(g)       5.42%(g)       4.68%(g)      5.81%         5.06%
Fees and expenses waived
 or borne by the Adviser     0.31%(g)       0.31%(g)       0.42%(g)       0.42%(g)      0.55%         0.55%
Portfolio turnover             21%            21%            13%            13%           22%           22%
Net assets at end of
 period (000)              $74,059        $81,437        $80,039        $82,785       $74,616       $73,580

--------------------------------------
(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted
    to                      $0.023         $0.023         $0.031         $0.031         $0.039       $0.039

(b) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c) The Fund commenced investment operations on November 1, 1991.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended                              Period ended
                                                       January 31                               January 31

-----------------------------------------------------------------------------------------------------------------------------------
                                          1994                             1993                     1992
                                          ----                             ----                     ----
                                Class A         Class B          Class A        Class B(b)        Class A(c)
                                -------         -------          -------        -------           -------
Net asset value -
 Beginning of period            $7.420          $7.420            $7.190         $7.200          $7.140
                                -------         -------          -------        -------         -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income(a)         0.429           0.372             0.449          0.256           0.118
Net realized and unrealized
 gain (loss)                     0.465           0.465             0.270          0.257           0.046
                                -------         -------          -------        -------         -------
   Total from Investment
    Operations                   0.894           0.837             0.719          0.513           0.164
                                -------         -------          -------        -------         -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income      (0.424)         (0.367)           (0.452)        (0.256)         (0.114)
In excess of net investment
 income                            ---             ---            (0.002)        (0.002)           ---
From net realized gains            ---             ---            (0.021)        (0.021)           ---
In excess of net realized
 gains                             ---             ---            (0.014)        (0.014)           ---
                                -------         -------          -------        -------         -------
  Total from Distributions
   Declared to Shareholders     (0.424)         (0.367)           (0.489)        (0.293)         (0.114)
                                -------         -------          -------        -------         -------
Net asset value -
 End of period                  $7.890          $7.890            $7.420         $7.420          $7.190
                                -------         -------          -------        -------         -------
Total return(d)(e)               12.30%          11.49%            10.34%          7.23%(f)        2.31%(f)
                                -------         -------          -------        -------         -------
RATIOS TO AVERAGE NET ASSETS
Expenses                          0.22%           0.97%            ---            0.75%(h)          ---
Net investment income             5.48%           4.73%             6.00%         5.25%(h)         4.68%(h)
Fees and expenses waived
 or borne by the Adviser          0.65%           0.65%             0.90%         0.90%(h)         1.32%(h)
Portfolio turnover                   5%              5%                4%            4%              53%(h)
Net assets at end of
 period (000)                  $91,436         $71,791           $63,126       $27,839          $12,349
------------------------------

(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted
    to                          $0.051          $0.051            $0.067        $0.042           $0.033

(b) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c) The Fund commenced investment operations on November 1, 1991.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized.

                                                                                  FLORIDA
                                      ---------------------------------------------------------------------------------------------

                                                                            Year ended January 31
                                      ---------------------------------------------------------------------------------------------
                                               1997                      1996                    1995                  1994(b)
                                               ----                      ----                    ----                  -------
                                       Class A     Class B      Class A      Class B     Class A     Class B    Class A     Class B
                                       -------     -------      -------      ------      -------     -------    -------     -------
Net asset value - Beginning
 of period                             $7.620      $7.620        $7.100       $7.100      $7.930      $7.930     $7.500     $7.500
                                       -------     -------      -------      ------      -------     -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                0.395       0.340         0.404        0.351       0.423       0.369      0.434      0.378
Net realized and unrealized
 gain (loss)                           (0.194)     (0.194)        0.535        0.533      (0.839)     (0.839)     0.420      0.420
                                       -------     -------      -------      ------      -------     -------    -------     -------
   Total from Investment Operations     0.201       0.146         0.939        0.884      (0.416)     (0.470)     0.854      0.798
                                       -------     -------      -------      ------      -------     -------    -------     -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income             (0.391)     (0.336)       (0.419)      (0.364)     (0.414)     (0.360)    (0.424)    (0.368)
                                       -------     -------      -------      ------      -------     -------    -------     -------
Net asset value - End of period        $7.430      $7.430        $7.620       $7.620      $7.100      $7.100     $7.930     $7.930
                                       -------     -------      -------      ------      -------     -------    -------     -------
Total return(c)(d)                      2.80%       2.03%        13.55%       12.72%     (5.11)%     (5.83)%     11.66%     10.85%
                                       -------     -------      -------      ------      -------     -------    -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                0.56%(e)    1.31%(e)      0.45%(e)     1.18%(e)    0.22%       0.97%      0.05%      0.80%
Interest expense                             (f)         (f)        ---          ---         ---         ---        ---        ---
Net investment income                   5.31%(e)    4.56%(e)      5.45%(e)     4.72%(e)    5.92%       5.17%      5.40%      4.65%
Fees and expenses waived or borne
 by the Adviser                         0.44%(e)    0.44%(e)      0.55%(e)     0.55%(e)    0.73%       0.73%      0.88%      0.88%
Portfolio turnover                        69%         69%           83%          83%         45%         45%        19%        19%
Net assets at end of period (000)     $31,275     $33,341       $32,599      $35,741     $27,498     $31,116    $23,802    $31,513
--------------------------------------
(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted to          $0.032      $0.032        $0.040       $0.040      $0.052      $0.052     $0.071     $0.071

(b) The Fund commenced investment operations on February 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) Rounds to less than 0.01%.

                                                            MASSACHUSETTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                          1997                         1996                         1995
                                                          ----                         ----                         ----
                                                Class A          Class B       Class A       Class B        Class A      Class B
                                                ------           -------       -------       -------        -------      -------
Net asset value -
 Beginning of period                             $8.040           $8.040        $7.390        $7.390         $8.130       $8.130
                                                 -------          -------       -------       -------        -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                          0.415            0.357         0.424         0.367          0.444        0.388
 Net realized and
  unrealized gain (loss)                         (0.234)          (0.234)        0.650         0.650         (0.738)      (0.738)
                                                 -------          -------       -------       -------        -------      -------
   Total from Investment
    Operations                                    0.181            0.123         1.074         1.017         (0.294)      (0.350)
                                                 -------          -------       -------       -------        -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.411)          (0.353)       (0.424)       (0.367)        (0.446)      (0.390)
From net realized gains                            ---              ---           ---           ---           ----          ---
In excess of net realized
 gains                                             ---              ---           ---           ---           ----          ---
                                                 -------          -------       -------       -------        -------      -------
   Total Distributions
    Declared to Shareholders                     (0.411)          (0.353)       (0.424)       (0.367)        (0.446)      (0.390)
                                               --------          -------        -------       -------        -------      -------
Net asset value - End
 of period                                       $7.810           $7.810        $8.040        $8.040         $7.390       $7.390
                                               --------          -------        -------       -------        -------      -------
Total return(c)(d)                                 2.43%            1.66%        14.90%        14.05%         (3.49)%      (4.21)%
                                               --------          -------        -------       -------        -------      -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.90%(f)         1.65%(f)      0.85%(f)      1.60%(f)       0.72%        1.47%
Net investment income                              5.32%(f)         4.57%(f)      5.49%(f)      4.74%(f)       5.93%        5.18%
Fees and expense waived
  or borne by the Adviser                          0.00%(f)         0.00%(f)      0.06%(f)      0.06%(f)       0.12%        0.12%
Portfolio turnover                                   29%              29%           21%           21%            58%          58%
Net assets at end of
 period (000)                                  $184,221          $59,143      $207,759       $60,651       $193,303      $53,973
--------------------------------------
(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted
    to                                           $0.000           $0.000        $0.005        $0.005         $0.009       $0.009

(b) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              1994                                 1993
                                                              ----                                 ----
                                                     Class A        Class B              Class A         Class B(b)
                                                     -------        -------              -------         -------
Net asset value -
 Beginning of period                                  $7.700         $7.700               $7.420          $7.450
                                                      ------         ------               ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                               0.453          0.395                0.481           0.272
 Net realized and
  unrealized gain (loss)                               0.439          0.439                0.301           0.275
                                                     -------        -------              -------         -------
   Total from Investment
    Operations                                         0.892          0.834                0.782           0.547
                                                     -------        -------              -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.462)        (0.404)              (0.479)         (0.274)
From net realized gains                                 ---            ---                (0.002)         (0.002)
In excess of net realized
 gains                                                  ---            ---                (0.021)         (0.021)
                                                     -------         ------               -------         -------
   Total Distributions
    Declared to Shareholders                          (0.462)        (0.404)              (0.502)         (0.297)
                                                     -------         -------              -------         -------
Net asset value - End
 of period                                            $8.130         $8.130               $7.700          $7.700
                                                     -------         -------              -------         -------
Total return(c)(d)                                     11.86%         11.05%               10.87%           1.11%(e)
                                                     -------         -------              -------         -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                0.64%          1.39%                0.54%           1.29%(g)
Net investment income                                   5.68%          4.93%                6.38%           5.63%(g)
Fees and expense waived
  or borne by the Adviser                               0.21%          0.21%                0.33%           0.33%(g)
Portfolio turnover                                         7%             7%                   7%              7%
Net assets at end of
 period (000)                                       $225,636        $51,819             $186,526         $17,282
--------------------------------------
 (a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted
    to                                                $0.016         $0.016               $0.025          $0.016

(b) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.


                                                            MASSACHUSETTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Period ended
                                                                                                       January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1992        1991         1990         1989          1988(b)
                                                     ----        ----         ----         ----          -------
                                                    Class A      Class A     Class A       Class A      Class A
                                                    -------      -------     -------       -------      -------
Net asset value - Beginning of period               $7.120        $7.080       $7.190     $7.060       $7.140
                                                    ------        ------       ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                             0.505         0.523        0.515      0.517        0.407
 Net realized and unrealized gain (loss)             0.295         0.041       (0.107)     0.129       (0.085)
                                                     -----         -----       -------     -----       -------
   Total from Investment Operations                  0.800         0.564        0.408      0.646        0.322
                                                     -----         -----        -----      -----        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.500)       (0.524)      (0.518)    (0.516)      (0.402)
    Total Distributions Declared to Shareholders    (0.500)       (0.524)      (0.518)    (0.516)      (0.402)
                                                    -------       -------      -------    -------      -------
Net asset value - End of period                     $7.420        $7.120       $7.080     $7.190       $7.060
                                                    ------        ------       ------     ------       ------
Total return(c)(d)                                   11.61%         8.31%        5.86%      9.55%        4.80% (e)
                                                     ------         -----        -----      -----        ------
RATIOS TO AVERAGE NET ASSETS
Expenses                                             0.46%          0.30%        0.45%      0.22%         --
Net investment income                                6.89%          7.34%        7.17%      7.30%        7.47% (f)
Fees and expense waived
     or borne by the Adviser                         0.43%          0.65%        0.89%      1.94%        2.90% (f)
Portfolio turnover                                     14%            30%          25%        44%         104% (f)
Net assets at end of period (000)                $145,957        $85,301      $42,167    $21,987       $7,563
--------------------------------

(a) Net of fees and expenses waived or borne by
    the Adviser which amounted to                  $0.032         $0.046       $0.064     $0.137       $0.157

(b) The Fund commenced investment operations on April 10, 1987.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                                                              MICHIGAN
------------------------------------------------------------------------------------------------------------------------------------

                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                          1997                         1996                            1995
                                          ----                         ----                            ----
                                  Class A      Class B        Class A         Class B         Class A         Class B
                                -----------  -----------    -----------     -----------     -----------     -----------
Net asset value - Beginning
 of period                        $7.130        $7.130        $6.660          $6.660           $7.340           $7.340
                                  ------        ------        ------          ------           ------           ------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)          0.354         0.302         0.368           0.317            0.410            0.359
Net realized and unrealized
 gain (loss)                      (0.198)       (0.198)        0.484           0.484           (0.689)          (0.689)
                                  -------       -------        -----           -----           -------          -------
 Total from Investment Operations  0.156         0.104         0.852           0.801           (0.279)          (0.330)
                                   -----         -----         -----           -----           -------          -------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income        (0.354)       (0.303)       (0.382)         (0.331)          (0.401)          (0.350)
From capital paid in               --             --             --              --               --               --
In excess of net investment
 income                           (0.002)       (0.001)          --              --               --               --
                                  -------       -------       -------         -------          -------          -------
  Total Distributions Declared
   to Shareholders                (0.356)       (0.304)       (0.382)         (0.331)          (0.401)          (0.350)
                                  -------       -------       -------         -------          -------          -------
Net asset value - End of period   $6.930        $6.930        $7.130          $7.130           $6.660           $6.660
                                  ------        ------        ------          ------           ------           -------
Total return (c)(d)                2.35%         1.58%        13.13%          12.30%           (3.66)%          (4.39)%
                                   -----         -----        ------          ------           -------          -------
RATIOS TO AVERAGE NET ASSETS
Expenses                           0.89%(f)      1.64%(f)      0.80%(f)        1.55%(f)         0.62%            1.37%
Net investment income              5.12%(f)      4.37%(f)      5.34%(f)        4.59%(f)         6.08%            5.33%
Fees and expense waived
     or borne by the Adviser       0.12%(f)      0.12%(f)      0.25%(f)        0.25%(f)         0.32%            0.32%
Portfolio turnover                   25%           25%           48%             48%              40%              40%
Net assets at end of
 period (000)                   $39,606       $13,364       $43,308         $15,236          $41,844          $14,144
___________

(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to                  $0.008        $0.008        $0.017          $0.017           $0.022           $0.022

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          1994                     1993
                                          ----                     ----
                                    Class A   Class B     Class A    Class B(b)
                                   -------   -------     ---------   ---------
Net asset value - Beginning         $6.970     $6.970      $6.730      $6.950
 of period                          ------     ------      ------      ------

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)            0.404      0.351       0.405       0.167
Net realized and unrealized
 gain (loss)                         0.356      0.356       0.250       0.029
                                     -----      -----       -----       -----

 Total from Investment Operations    0.760      0.707       0.655       0.196
                                     -----      -----       -----       -----
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income          (0.390)    (0.337)     (0.407)     (0.168)
From capital paid in                 --         --         (0.008)     (0.008)
In excess of net investment          --         --          --          --
  income                             --         --          --          --
                                    -------    -------     -------     -------
  Total Distributions Declared      (0.390)    (0.337)     (0.415)     (0.176)
   to Shareholders
                                     ------     ------      ------      ------
Net asset value - End of period     $7.340     $7.340      $6.970      $6.970
                                    ------     ------      ------       --------
Total return (c)(d)                 11.16%     10.36%      10.04%       0.98%(e)

RATIOS TO AVERAGE NET ASSETS
Expenses                             0.66%      1.41%       0.88%       1.63%(g)

Net investment income                5.61%      4.86%       5.86%       5.11%(g)
Fees and expense waived
     or borne by the Adviser         0.33%      0.33%       0.32%       0.32%(g)

Portfolio turnover                      7%         7%         14%         14%
Net assets at end of              $45,570    $15,030     $36,024      $6,670
 period (000)
 __________

(a) Net of fees and expenses waived
    or borne by the Adviser which
    amounted to                    $0.024     $0.024      $0.022      $0.009

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

                                                              MICHIGAN
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                  1992             1991             1990             1989             1988
                                               -----------      -----------      -----------      -----------      -----------
                                                Class A          Class A          Class A          Class A          Class A
                                               -----------      -----------      -----------      -----------      -----------
Net asset value - Beginning of period            $6.520           $6.520           $6.690           $6.550           $7.260
                                               -----------      -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                         0.432            0.441            0.422            0.438            0.495
Net realized and unrealized gain (loss)           0.208           (0.001)          (0.168)           0.133           (0.709)
                                                  -----           -------          -------           -----           -------
 Total from Investment Operations                 0.640            0.440            0.254            0.571           (0.214)
                                                  -----            -----            -----            -----           -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.430)          (0.440)          (0.424)          (0.431)          (0.496)
                                                  ------          -------          -------          -------          -------
  Total Distributions Declared to Shareholders   (0.430)          (0.440)          (0.424)          (0.431)          (0.496)
                                                  ------          -------          -------          -------          -------
Net asset value - End of period                  $6.730           $6.520           $6.520           $6.690           $6.550
                                                  -----           ------           ------           ------           ------
Total return (b)(c)                              10.12%            7.01%            3.90%            9.08%           (2.68)%
                                                 ------            -----            -----            -----           -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                          0.95%            1.00%            1.42%            1.29%            0.38%
Net investment income                             6.50%            6.79%            6.37%            6.73%            7.38%
Fees and expense waived
     or borne by the Adviser                      0.35%            0.40%            0.30%            0.51%            1.36%
Portfolio turnover                                   5%              18%              16%              57%              58%
Net assets at end of period (000)              $28,608          $24,273          $18,870          $20,112          $21,426
___________

(a) Net of fees and expenses waived or borne
    by the Adviser which amounted to            $0.023           $0.026           $0.020           $0.033           $0.089

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                                                              MINNESOTA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                        1997                         1996                             1995
                                                        ----                         ----                             ----
                                               Class A        Class B       Class A         Class B         Class A          Class B
                                               -------        -------       -------         -------         -------          -------
Net asset value - Beginning of period          $7.350         $7.350        $6.840          $6.840          $7.480           $7.480
                                               -------        -------       -------         -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                        0.369          0.316         0.384           0.332           0.415            0.363
 Net realized and unrealized gain (loss)       (0.222)        (0.222)        0.516           0.516          (0.642)          (0.642)
                                               -------        -------        -----           -----          -------          -------
 Total from Investment Operations               0.147          0.094         0.900           0.848          (0.227)          (0.279)
                                                -----          -----         -----           -----          -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.367)        (0.314)       (0.390)         (0.338)         (0.413)          (0.361)
From net realized gains                          --             --            --              --              --               --
                                               -------        -------       -------         -------         -------          -------
 Total Distributions Declared to Shareholders  (0.367)        (0.314)       (0.390)         (0.338)         (0.413)          (0.361)
                                               -------        -------       -------         -------         -------          -------
Net asset value - End of period                $7.130         $7.130        $7.350          $7.350          $6.840           $6.840
                                               ------         ------        ------          ------          ------           ------
Total return (c)(d)                             2.16%          1.40%        13.50%          12.66%          (2.92)%          (3.65)%
                                                -----          -----        ------          ------          -------          -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                        0.90%(f)       1.65%(f)      0.85%(f)        1.60%(f)        0.72%            1.47%
Net investment income                           5.19%(f)       4.44%(f)      5.41%(f)        4.66%(f)        5.98%            5.23%
Fees and expense waived
     or borne by the Adviser                    0.13%(f)       0.13%(f)      0.24%(f)        0.24%(f)        0.26%            0.26%
Portfolio turnover                                27%            27%           42%             42%             26%              26%
Net assets at end of period (000)            $34,986        $19,389       $36,586         $19,083         $35,846          $14,731
________________
(a) Net fees and expenses
    waived or borne by the
    Adviser which amounted to                 $0.009         $0.009        $0.016          $0.016          $0.018           $0.018

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

                                                                 1994                              1993
                                                                 ----                              ----
                                                       Class A           Class B          Class A        Class B(b)
                                                       -------           -------          -------        ----------
Net asset value - Beginning of period                   $7.160           $7.160           $7.030          $7.210
                                                        ------           ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                 0.419            0.364            0.449           0.191
Net realized and unrealized gain (loss)                  0.323            0.323            0.125          (0.049)
                                                         -----            -----            -----          -------
 Total from Investment Operations                        0.742            0.687            0.574           0.142
                                                          -----            -----            -----           -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.422)          (0.367)          (0.444)         (0.192)
From net realized gains                                  --               --                 --              --
                                                        -------          -------          -------         -------
 Total Distributions Declared to Shareholders           (0.422)          (0.367)          (0.444)         (0.192)
                                                        -------          -------          -------         -------
Net asset value - End of period                         $7.480           $7.480           $7.160          $7.160
                                                        ------           ------           ------          ------
Total return (c)(d)                                      10.62%            9.81%            8.41%           2.01%(e)
                                                        ------            -----            -----          --------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                  0.82%            1.57%            0.85%           1.60%(g)
Net investment income                                     5.69%            4.94%            6.33%           5.58%(g)
Fees and expense waived
     or borne by the Adviser                              0.20%            0.20%            0.35%           0.35%(g)
Portfolio turnover                                           9%               9%               5%              5%
Net assets at end of period (000)                      $41,326          $10,317          $35,017          $2,173
________________
(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted to                           $0.015           $0.015           $0.025          $0.009

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

                                                              MINNESOTA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                   1992          1991           1990           1989        1988
                                                   ----          ----           ----           ----        ----
                                               Class A         Class A           Class A     Class A     Class A
                                               -------         -------           -------     -------     -------
Net asset value - Beginning of period            $6.930          $6.820            $6.850      $6.820      $7.310
                                                 ------          ------            ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                          0.461           0.467             0.440       0.434       0.499
Net realized and unrealized gain (loss)           0.098           0.108            (0.032)      0.034      (0.490)
                                                  -----           -----            -------      -----      -------
 Total from Investment Operations                 0.559           0.575             0.408       0.468       0.009
                                                  -----           -----             -----       -----       -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.458)         (0.465)           (0.438)     (0.438)     (0.497)
From net realized gains                           ---            ---                ---         ---        (0.002)
From capital paid in                             (0.001) (b)     ---                ---         ---         ---
                                                 -----------     -------           -------     -------     -------
 Total Distributions Declared to Shareholders    (0.459)         (0.465)           (0.438)     (0.438)     (0.499)
                                                 -------         -------           -------     -------     -------
Net asset value - End of period                  $7.030          $6.930            $6.820      $6.850      $6.820
                                                 -------         -------           -------     -------     -------
Total return (c)(d)                                8.33%           8.70%             6.11%       7.15%       0.47%
RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.88%           1.00%             1.41%       1.47%       0.55%
Net investment income                              6.58%           6.77%             6.40%       6.41%       7.22%
Fees and expense waived
     or borne by the Adviser                       0.42%           0.37%             0.28%       0.39%       1.36%
Portfolio turnover                                    1%              7%               13%         20%         43%
Net assets at end of period (000)               $30,676         $24,188           $19,100     $19,721     $17,533
_____________________________

(a) Net of fees and expenses waived
    or borne by the Adviser which amounted to    $0.029          $0.026            $0.019      $0.027      $0.094

(b) Because of differences between book and tax basis accounting, there was no return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                                                              NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                       1997                            1996                       1995
                                                       ----                            ----                       ----
                                              Class A         Class B         Class A          Class B      Class A   Class B
                                              -------         -------         -------          -------      -------   -------
Net asset value - Beginning of period           $7.250         $7.250          $6.680         $6.680         $7.500    $7.500
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                         0.393          0.340           0.401          0.349          0.427     0.376
Net realized and unrealized gain (loss)         (0.207)        (0.207)          0.576          0.576         (0.834)   (0.834)
                                                -------        -------         ------         -------        -------   -------
Total from Investment Operations                 0.186          0.133           0.977          0.925         (0.407)   (0.458)
                                                 -----          -----           -----          -----         ------    ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.396)        (0.343)         (0.407)        (0.355)        (0.413)   (0.362)
In excess of net investment income                 --             --              --             --             --       --
                                                 -----          -----           -----          -----         ------    ------
 Total Distributions Declared to Shareholders   (0.396)        (0.396)         (0.407)        (0.355)        (0.413)   (0.362)
                                                ------         ------          ------         ------         ------    ------
Net asset value - End of period                 $7.040         $7.040          $7.250         $7.250         $6.680    $6.680
Total return (c)(d)                             ------         ------          ------         ------         ------    ------
                                                  2.76%          1.99%          14.99%         14.15%         (5.32)%   (6.04)%
RATIOS TO AVERAGE NET ASSETS:                   ------         ------          ------         -------        -------   ------
Expenses
Net investment income                             0.65%(f)       1.40%(f)        0.58%(f)       1.33%(f)       0.42%     1.17%
Fees and expense waived                           5.56%(f)       4.81%(f)        5.72%(f)       4.97%(f)       6.25%     5.50%
     or borne by the Adviser
Portfolio turnover                                0.29%(f)       0.29%(f)        0.38%(f)       0.38%(f)       0.46%     0.46%
Net assets at end of period (000)                   78%            78%             39%            39%            65%       65%
_____________________________                  $50,648        $52,861         $56,795        $53,505        $53,322   $43,166
(a) Net of fees and expenses waived or borne
    by the Adviser which amounted to            $0.020         $0.020          $0.026         $0.026         $0.032    $0.032

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.


                                                              1994                   1993
                                                              ----                   ----
                                                      Class A     Class B     Class A   Class B(b)
                                                      -------     -------     -------   ----------
Net asset value - Beginning of period                 $7.090       $7.090     $6.840      $7.130
                                                      ------       ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                               0.421        0.368      0.438       0.182
Net realized and unrealized gain (loss)                0.407        0.407      0.260      (0.029)
                                                      ------       ------     ------      ------
Total from Investment Operations                       0.828        0.775      0.698       0.153
                                                      ------       ------     ------      ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.418)      (0.365)    (0.445)     (0.190)
In excess of net investment income                     ---         ---        (0.003)     (0.003)
                                                      ------       ------     ------      ------
 Total Distributions Declared to Shareholders         (0.418)      (0.365)    (0.448)     (0.193)
                                                      ------       ------     ------      ------
Net asset value - End of period                       $7.500       $7.500     $7.090      $7.090
                                                      ------       ------     ------      ------
Total return (c)(d)                                    11.95%       11.14%     10.50%       1.16%(e)
                                                      ------       ------     ------      ------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                0.62%        1.37%      0.96%       1.71%(g)
Net investment income                                   5.68%        4.93%      6.25%       5.50%(g)
Fees and expense waived
     or borne by the Adviser                            0.29%        0.29%      0.06%       0.06%(g)
Portfolio turnover                                        25%          25%         7%          7%
Net assets at end of period (000)                    $63,527      $45,061    $53,779     $14,743
____________________________________________

(a) Net of fees and expenses waived or borne
    by the Adviser which amounted to                  $0.021       $0.021     $0.004      $0.001

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

                                                              NEW YORK
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                   1992            1991              1990              1989           1988
                                                   ----            ----              ----              ----           ----
                                                  Class A         Class A              Class A        Class A       Class A
                                                  -------         -------              -------        -------       -------
Net asset value - Beginning of period              $6.600          $6.590               $6.690         $6.620        $7.310
                                                   ------          ------               ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                            0.453           0.459                0.441          0.427         0.488
Net realized and unrealized gain (loss)             0.242           0.013               (0.116)         0.073        (0.687)
                                                    -----           -----               -------         -----        -------
Total from Investment Operations                    0.695           0.472                0.325          0.500        (0.199)
                                                    -----           -----                -----          -----        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.455)         (0.462)              (0.425)        (0.430)       (0.491)
In excess of net investment income                  ---            ---                    ---           ---           ---
                                                   -------         -------              -------        -------       -------
 Total Distributions Declared to Shareholders      (0.455)         (0.462)              (0.425)        (0.430)       (0.491)
                                                   -------         -------              -------        -------       -------
Net asset value - End of period                    $6.840          $6.600               $6.590         $6.690        $6.620
                                                    ------          ------               ------         ------        ------
Total return (b)(c)                                 10.86%           7.42%                4.98%          7.89%        (2.44)%
                                                    ------           -----                -----          -----        -------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                             1.00%           1.04%                1.46%          1.46%         0.49%
Net investment income                                6.71%           6.99%                6.62%          6.52%         7.35%
Fees and expense waived
     or borne by the Adviser                         0.14%           0.24%                0.05%          0.10%         1.04%
Portfolio turnover                                     17%              6%                  41%            53%          112%
Net assets at end of period (000)                 $40,233         $31,691              $23,124        $25,360       $26,588
_____________________________

(a) Net fees and expenses waived or borne
    by the Adviser which amounted to               $0.009          $0.016               $0.003         $0.007        $0.070

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


                                                           NORTH CAROLINA
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          1997                          1996
                                                          ----                          ----
                                                  Class A        Class B        Class A       Class B
                                                  -------        -------        -------       -------
Net asset value - Beginning of period              $7.270         $7.270         $6.680        $6.680
                                                   ------         ------         ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                            0.376          0.322          0.386         0.334
Net realized and unrealized gain (loss)            (0.150)        (0.150)         0.588         0.588
                                                   -------        -------         -----         -----
   Total from Investment Operations                 0.226          0.172          0.974         0.922
                                                    -----          -----          -----         -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.376)        (0.322)        (0.384)       (0.332)
                                                   -------        -------        -------       -------
Net asset value - End of period                    $7.120         $7.120         $7.270        $7.270
                                                   ------         ------         ------        ------
Total return(c)(d)                                   3.29%          2.51%         14.91%        14.07%
                                                     -----          -----         ------        ------
RATIOS TO AVERAGE NET ASSETS
Expenses                                             0.45%(f)       1.20%(f)       0.33%(f)      1.08%(f)
Net investment income                                5.29%(f)       4.54%(f)       5.47%(f)      4.72%(f)
Fees and expenses waived or borne by the Adviser     0.66%(f)       0.66%(f)       0.76%(f)      0.76%(f)
Portfolio turnover                                     38%            38%            34%           34%
__________________________________

(a) Net  of fees and expenses waived or borne
    by the Adviser which amounted to               $0.047         $0.047         $0.053        $0.053

(b) The Fund commenced investment operations on September 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

                                                           1995                           1994(b)
                                                           ----                         -----------
                                                   Class A      Class B         Class A            Class B
                                                   -------      -------         -------            -------
Net asset value - Beginning of period               $7.500       $7.500          $7.500             $7.500
                                                   -------      -------         -------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                             0.396        0.345           0.164              0.141
Net realized and unrealized gain (loss)             (0.822)      (0.822)          ---                ---
                                                   -------       -------        -------             ------
   Total from Investment Operations                 (0.426)      (0.477)          0.164              0.141
                                                   -------       -------        -------             ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.394)      (0.343)         (0.164)            (0.141)
                                                   -------       -------        -------             -------
Net asset value - End of period                     $6.680       $6.680          $7.500             $7.500
                                                   -------       -------        -------             -------
Total return(c)(d)                                   (5.55)%      (6.27)%          2.22%(e)           1.90%(e)
                                                   -------       -------        -------             -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                              0.12%        0.87%           0.10%(g)           0.85%(g)
Net investment income                                 5.83%        5.08%           4.91%(g)           4.16%(g)
Fees and expenses waived or borne by the Adviser      0.93%        0.93%           1.20%(g)           1.20%(g)
Portfolio turnover                                      37%          37%              1%(g)              1%(g)

_______________________________
(a) Net  of fees and expenses waived or borne
    by the Adviser which amounted to                $0.063       $0.063          $0.040             $0.040

(b) The Fund commenced investment operations on September 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

                                                                OHIO
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                             1997                           1996                        1995
                                                             ----                           ----                        ----
                                                    Class A        Class B         Class A        Class B      Class A      Class B
                                                    -------        -------         -------        -------      -------      -------
Net asset value - Beginning of period               $7.510         $7.510           $6.930        $6.930        $7.670      $7.670
                                                    ------         ------           ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                             0.372          0.318            0.375         0.321         0.401       0.348
 Net realized and unrealized gain (loss)            (0.179)        (0.179)           0.585         0.585        (0.745)     (0.745)
                                                    -------        -------           -----         -----        -------     -------
     Total from Investment Operations                0.193          0.139            0.960         0.906        (0.344)     (0.397)
                                                     -----          -----            -----         -----        -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.363)        (0.309)          (0.380)       (0.326)       (0.396)     (0.343)
From capital paid in                                 ---            ---              ---           ---          ---           ---
                                                    -------        -------          -------       -------       -------     -------
Total Distributions Declared to Shareholders        (0.363)        (0.309)          (0.380)       (0.326)       (0.396)     (0.343)
                                                    -------        -------          -------       -------       -------     -------
Net asset value - End of period                     $7.340         $7.340           $7.510        $7.510        $6.930      $6.930
                                                    ------         ------           ------        ------        ------      ------
Total return (c)(d)                                   2.75%          1.98%           14.18%        13.34%        (4.38)%     (5.10)%
                                                      -----          -----           ------        ------        -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                              0.88%(f)       1.63%(f)         0.85%(f)      1.60%(f)      0.72%       1.47%
Net investment income                                 5.09%(f)       4.34%(f)         5.19%(f)      4.44%(f)      5.71%       4.96%
Fees and expenses waived
     or borne by the Adviser                          0.04%(f)       0.04%(f)         0.11%(f)      0.11%(f)      0.16%       0.16%
Portfolio turnover                                      31%            31%              31%           31%           33%         33%
Net assets at end of period (000)                  $65,190        $49,474          $74,383       $56,160       $72,123     $53,547
____________________________
(a) Net of fees and expenses waived or
    borne by the Adviser which amounted to          $0.003         $0.003           $0.008        $0.008        $0.011      $0.011

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.


                                                              1994                    1993
                                                              ----                     ----
                                                     Class A        Class B    Class A   Class B(b)
                                                     -------        -------    -------   ----------

Net asset value - Beginning of period                 $7.290        $7.290     $7.090     $7.330
                                                      ------        ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                               0.406         0.351      0.444     0.185
 Net realized and unrealized gain (loss)               0.389         0.389      0.204     (0.033)
                                                       -----         -----      -----  - -------
     Total from Investment Operations                  0.795         0.740      0.648     0.152
                                                       -----         -----      -----     -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.411)       (0.356)    (0.448)   (0.192)
From capital paid in                                  (0.004)       (0.004)      ---       ---
                                                      -------       -------    -------   -------
Total Distributions Declared to Shareholders          (0.415)       (0.360)    (0.448)   (0.192)
                                                      -------       -------    -------   -------
Net asset value - End of period                       $7.670        $7.670     $7.290    $7.290
                                                      ------        ------     ------    -------
Total return (c)(d)                                    11.17%        10.36%      9.41%     0.85%(e)
                                                      -------        ------    -------   -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                0.82%         1.57%      1.00%     1.75%(g)
Net investment income                                   5.34%         4.59%      6.18%     5.43%(g)
Fees and expenses waived
     or borne by the Adviser                            0.09%         0.09%      0.03%     0.03%(g)
Portfolio turnover                                         3%            3%        13%       13%
Net assets at end of period (000)                    $79,394       $51,212    $62,439    $7,293
_____________________________

(a) Net of fees and expenses waived or
    borne by the Adviser which amounted to            $0.007        $0.007     $0.002        ---

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

                                                                OHIO
------------------------------------------------------------------------------------------------------------------------------------
                                                        Year ended January 31
------------------------------------------------------------------------------------------------------------------------------------
                                                      1992         1991         1990           1989            1988
                                                      ----         ----         ----           ----            ----
                                                     Class A      Class A      Class A        Class A         Class A
                                                     -------      -------      -------        -------         -------
Net asset value - Beginning of period                $6.880      $6.750         $6.850         $6.640          $7.260
                                                     ------      ------         ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                              0.457       0.462          0.463          0.448           0.499
 Net realized and unrealized gain (loss)              0.208       0.138         (0.114)         0.204          (0.615)
                                                      -----       -----         -------         -----          -------
     Total from Investment Operations                 0.665       0.600          0.349          0.652          (0.116)
                                                      -----       -----          -----          -----          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.455)     (0.470)        (0.449)        (0.442)         (0.503)
From capital paid in                                    --         --             --             --              --
From net realized gains                                 --         --             --             --            (0.001)
                                                     -------     -------        -------        -------         -------
Total Distributions Declared to Shareholders         (0.455)     (0.470)        (0.449)        (0.442)         (0.504)
                                                     -------     -------        -------        -------         -------
Net asset value - End of period                      $7.090      $6.880         $6.750         $6.850          $6.640
                                                     -------     -------        -------        -------         -------
Total return (b) (c)                                  10.00%       9.21%          5.21%         10.22%          (1.25)%
                                                     -------     -------        -------        -------         -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                               1.00%       1.00%          1.27%          1.28%           0.41%
Net investment income                                  6.57%       6.83%          6.77%          6.74%           7.49%
Fees and expenses waived
     or borne by the Adviser                           0.09%       0.15%          0.06%          0.34%           1.12%
Portfolio turnover                                       13%         11%            45%            89%             69%
Net assets at end of period (000)                   $50,281     $41,158        $27,433        $27,676         $27,320
_____________________________

(a) Net of fees and expenses waived or borne
    by the Adviser which amounted to                 $0.006      $0.010         $0.004         $0.022          $0.074

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


Further performance information is contained in each Fund's Annual Report to Shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUNDS' INVESTMENT OBJECTIVE

Each Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal and its state's personal income tax (if any) and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Florida and Michigan Funds' shares are intended to be exempt from their respective states' intangibles tax.

HOW THE FUNDS PURSUE THEIR OBJECTIVE AND CERTAIN RISK FACTORS

Each Fund invests primarily in investment grade debt securities of any maturity, the interest on which is exempt from federal income tax and that state's personal income tax (if any), other than any alternative minimum tax (State Bonds); in the case of the Florida and Michigan Funds, the State Bonds are exempt from the state intangibles tax. Investment grade securities are those rated at least Baa by Moody's Investors Service (Moody's), BBB by Standard & Poor's Corporation (S&P), comparably rated by another national rating service or unrated but considered similar in quality by the Adviser. Bonds rated BBB or Baa are considered to have some speculative characteristics and could be more adversely affected by unfavorable economic developments than higher rated bonds.

Each Fund may invest up to 25% of its net assets in securities rated below investment grade (or comparable unrated securities), but not below CCC by S&P, Caa by Moody's or comparable rating by another national rating service. Each Fund may invest up to 25% of its assets in unrated State Bonds and other unrated securities, subject to applicable state requirements.

Each Fund under normal circumstances will invest at least 80% of its assets in its State's Bonds and will limit investments in securities that are not State Bonds to a maximum of 20% of the Fund's total assets, subject to applicable state requirements. The Minnesota Fund intends to invest its assets so that at least 95% of its exempt-interest dividends each year are derived from certain Minnesota sources, as specified by Minnesota law. There may not always be a sufficient supply of State Bonds to enable the Funds to achieve their objective, however, in periods of unusual market conditions, when the Adviser considers it appropriate, each Fund may temporarily invest up to 50% of its total assets in assets that are not State Bonds, subject to applicable state requirements. The Adviser relies on the opinion of bond counsel to each issuer as to the tax-exempt status of the issue. Each Fund limits investments in State Bonds subject to individual alternative minimum tax to a maximum of 20% of total assets.

Each Fund may invest, under normal conditions, up to 20% of its total assets in high quality, short-term obligations of banks or corporations (rated at least Prime-2 by Moody's, A-2 by S&P, comparably rated by another national rating service or unrated but considered comparable by the Adviser), the U.S. government, and repurchase agreements. These investments are subject to federal and/or state income tax. In addition, gains realized upon the sale of portfolio securities may be taxable when distributed by the Fund. Under a repurchase agreement, a Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes that Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of each Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.

The value of debt securities (and thus of Fund shares) usually fluctuates inversely to changes in interest rates. Mutual funds investing in taxable securities may have higher yields than the Funds. Certain bonds do not pay interest in cash on a current basis. However, the Funds will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions. Certain variable rate debt securities (known as "inverse floaters") pay interest rates that move inversely to changes in short-term market interest rates. These securities' values move inversely to changes in long-term rates. The values of certain inverse floaters will change substantially more, given a change in long-term rates, than would a traditional debt security of similar maturity. Many bonds have call features, under which the issuer can repay the bond before its stated maturity. If a bond is called, the Funds may only be able to invest the proceeds at lower yields.

"When-issued" Securities. To participate in the new issues market, each Fund may without limit acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. High quality securities in an amount equal to the when-issued securities are maintained in a segregated account at the custodian. If made through a dealer, the contract is dependent on the dealer's consummation of the sale. The dealer's failure could deprive a Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. A Fund may realize short-term profits or losses if the contracts are sold.

Lower Rated Debt Securities. Lower rated debt securities (commonly referred to as junk bonds) are debt securities which are not considered to be investment grade (that is, they are rated below BBB by S&P or below Baa by Moody's or unrated but considered by the Adviser to be of comparable credit quality). For a description of S&P's and Moody's rating systems, see the Appendix to this Prospectus. Lower rated bonds are generally considered more speculative and likely to default than higher quality bonds. Because of the increased risk of default, lower rated debt securities generally have higher yields than higher quality debt securities. Regarding lower rated debt securities: (i) an economic downturn may more significantly impact their potential for default as compared to debt securities of higher quality, and (ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. The likelihood that these securities will help the Funds achieve their investment objective is more dependent on the Adviser's own credit analysis.

Options and Futures. Each Fund may write covered call and put options and purchase call and put options on debt securities. A call option gives the purchaser the right to buy a security from, and a put option the right to sell a security to, the option writer at a specified price, on or before a specified date. A Fund will pay a premium when purchasing an option, which reduces a Fund's return on the underlying security if the option is exercised and results in a loss if the option expires unexercised. A Fund will receive a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund is unable to close out an unexpired option, the Fund must continue to hold the underlying security until the option expires. Trading hours for options may differ from the trading hours for the underlying securities. Thus, significant price movements may occur in the securities markets that are not reflected in the options market. This may limit the effectiveness of options as hedging devices.

Each Fund may buy or write options that are not traded on national securities exchanges and not protected by the Options Clearing Corporation. These transactions are effected directly with a broker-dealer, and each Fund bears the risk that the broker-dealer will fail to meet its obligations. The market value of such options and other illiquid assets will not exceed 15% of each Fund's net assets.

Index and Interest Rate Futures. For hedging purposes each Fund may purchase or sell (1) interest rate and tax-exempt bond index futures contracts and (2) put and call options on such contracts and on such indices. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument at the time and in the amount specified in the contract. Although a futures contract calls for delivery (or acceptance) of the specified instrument, a futures contract is usually closed out before the settlement date through the purchase (sale) of a comparable contract. If the initial sale price of the future exceeds (or is less than) the price of the offsetting purchase, the Fund realizes a gain (or loss). Options on futures contracts operate in a similar manner to options on securities, except that the position assumed is in the futures contracts rather than in the security. A Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on the existing futures and related options positions would exceed 5% of the market value of the Fund's total assets. Transactions in futures and related options involve the risk of (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) significant price movement in one but not the other market because of different trading hours, (3) the possible absence of a liquid secondary market at any point in time, and (4) if the Adviser's prediction on interest rates is inaccurate, the Fund may be worse off than if it had not hedged.

Borrowing of Money. Each Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, a Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Special Considerations. State Bonds include general obligation bonds (GOs), revenue bonds (RBs) and industrial revenue bonds (IRBs). GOs are payable from the issuer's unrestricted revenues and may depend on appropriation by the applicable legislative body. RBs are payable only from a specified revenue source, not the unrestricted revenues of the issuer. An IRB generally is payable only from the revenues of the corporate user of a facility and consequently its credit rating relates to that of the corporate user. Each Fund may invest more than 25% of its total assets in IRBs, but intends to limit investments in IRBs which are based on the credit of private entities in any one industry to 25% or less.

State Fiscal Conditions. The value of each Fund's shares may be affected by factors pertaining to its state's economy (which may affect issuer tax revenues) and the ability of issuers of State Bonds to meet their obligations, and may fluctuate more widely than the value of shares of a portfolio investing in a number of different states. The availability of federal, state and local aid to issuers of State Bonds may also affect their ability to meet their obligations. Payments of principal and interest on RBs and IRBs will depend on the economic condition of the specific revenue source, which could be affected by economic, political and demographic conditions in the relevant state. There is no assurance that any issuer of a State Bond will make full and timely payments of principal and interest or remain solvent. For example, in December 1994, Orange County, California filed for protection under the federal bankruptcy laws. A reduction in the actual or perceived ability of an issuer of State Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) could also affect adversely the value and marketability of State Bonds.

California. Following its worst economic period since the 1930s, the California economy has entered into a period of steady growth. The recession of the early 1990's resulted in significant job losses particularly in construction, manufacturing (especially aerospace), and financial services. In 1994, employment growth resumed, led by high technology, electronic manufacturing and motion picture production sectors.

The State's finances have improved markedly reflecting the economy's rebound. Substantial deficits which were amassed during the early 1990s have largely been eliminated. In 1996, the State's credit rating was upgraded by both Standard and Poor's and Fitch Investors Service.

Certain California State Bonds rely on real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property and other taxes. At various times since the enactment of Proposition 13, voters have enacted additional constitutional amendments that limit taxing and spending authority of local governments. The most recent example, Proposition 218, was passed in November 1996. This far-reaching measure will require local governments to seek voter approval for many new and existing taxes and fees and will reduce the financial flexibility of many local issuers with the possible outcome being a reduction in credit quality.

It is impossible to predict the time, location or magnitude of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant property damage over a four county area. The possibility exists that another earthquake could create a major dislocation of the California economy.

Connecticut. The State of Connecticut has a mature economy with primary dependence on services, retail trade and manufacturing, particularly in defense-related industries. Significant job losses in the manufacturing sector coupled with restructurings in the insurance and other service industries have resulted in the State losing 8% of its job base between 1989 and 1994. While no signs of a strong economic recovery are present, unemployment levels have started to improve. Rising employment in the growing gaming and tourism sectors have been aiding in the State's recovery. Favorably noted is the State's exceptional personal wealth level, which, despite the poverty of certain of its largest cities, continues to rank among the highest in the nation in terms of per capita income. However, the State's rate of growth of personal income has lagged behind the nation's rate for several years. In 1992, the State implemented a personal income tax while cutting certain business and consumption based taxes with the intent of reducing economic vulnerability and diversifying the revenue base. These actions have been coupled with a constitutional cap on the rate of spending growth and have served to stabilize the State's finances and restore budgetary balance. The outlook for future economic growth is modest and a return to the growth rates of the 1980s is unlikely.

Florida. Despite tight labor markets, the State continues to add jobs at a strong rate, sustained through healthy labor force growth. Florida is becoming more dependent on the service industry to fuel job growth. Currently one in three jobs is service related. Employment in the service sector is generally more stable than other industries. While Florida's growth has been impressive, continued strong fiscal and economic performance in the future will be based on the State's ability to adequately fund service and infrastructure needs driven by rapid population growth. Without a personal income tax, Florida's financial operations remain largely dependent on consumption based taxes which are more vulnerable to general economic conditions.

Massachusetts. The Commonwealth of Massachusetts has a highly developed economy with a large service sector, particularly in health care, financial services and education. Strong economic growth in the 1980s was halted late in the decade by weakening in the high technology, real estate and finance sectors, resulting in steady job losses. While the Commonwealth's economy has turned around over the past five years, it is unlikely that the growth rates of the 1980's will be matched. The economy is dependent on the health care sector which could be hurt by continuing consolidation, proposed cuts in Medicare/Medicaid funding and other proposed reforms. The Commonwealth has made progress in stabilizing its fiscal position since 1990. More realistic revenue expectations and increased efforts to impose spending discipline have resulted in the elimination of deficit financing, reduced reliance on short-term financing and six consecutive years of positive fund balances. Significant state infrastructure projects will increase the debt burden of the State in the near future.

Michigan. The State of Michigan is highly industrialized with a strong economic concentration in motor vehicle production and other durable goods manufacturing. A significant degree of industrial restructuring took place in the early 1980s, mitigating the economic impact of the recession in the early 1990s. Positive economic factors for the State include a stabilizing market share, improving profitability and higher productivity for the domestic auto manufacturers. In addition, the State has demonstrated its commitment to addressing budget imbalances and promoting public service efficiencies, resulting in balanced general fund operations and enabling the State to transfer annual surpluses to the budget stabilization fund, with a balance in excess of $1.1 billion as of September 30, 1996.

Minnesota. The State of Minnesota's overall economic structure closely parallels that of the nation as a whole, although manufacturing is modestly more significant than construction, finance and real estate. The State's natural resource base is evidenced in its strong positions in food and forestry products, and the State serves as a major regional commercial center. While the recession of the early 1990s was less severe in the State than in the nation overall, the State was not immune to its impact as evidenced by slowdowns in income and sales tax revenue growth. Because the State relies on a progressive personal income tax and retail sales tax for general fund revenue, its fiscal system is sensitive to economic conditions as evidenced by budget deficits in 1991 and 1992. The State demonstrated its financial discipline by curing the deficits through a variety of measures, including a sales tax rate increase and spending cuts. An improved economy since 1993 has led to stronger revenues and a more favorable expectation for balanced budget operations.

New York. The State of New York enjoys a generally diverse and substantial economic base and a strong socio-economic profile. Although currently in recovery following a severe downturn in the early 1990s, the State's economy is expanding at only a tepid pace. Consolidations in the commercial banking area, continuing weakness in the recently deregulated health care sector and ongoing declines in upstate manufacturing industries are at the root of the State's slow growth. Somewhat offsetting these trends is the robust performance of the investment bank sector which continues to benefit from the sharp upturn in the equity markets. While employment levels are rising, the State's unemployment rate continues to be in excess of the national rate. Similarly the State's income levels have suffered as growth rates have consistently been below those of the nation as a whole.

Historically, New York State's financial operations have been weak, characterized by chronic budget deficits, untimely budget passage, significant use of non-recurring revenue measures and overly optimistic economic assumptions. Fortuitous revenue and expenditure adjustments, which rescued New York State's fiscal year 1997 budget, cannot be relied on for future years, and structural imbalances caused by the use of one time revenue items and sizable multi-year tax cuts may combine to make future State budget deliberations as difficult as those of prior years. Additionally, the effects of federal welfare reform and a potential weakening in the State's fragile economic recovery could further exacerbate the State's tenuous fiscal position. New York City continues to enjoy the benefits of a booming securities industry. Improving economic performance has reduced social service needs while revenues should continue to exceed expectations into fiscal year 1998. However, concerns remain about the duration of the economic expansion and still sizable out-year budget gaps.

North Carolina. Historically dependent on textiles and furniture manufacturing, North Carolina's economy has diversified significantly in recent years as financial services, research, and high technology have grown in importance. Development of technologically advanced industries ranging from computer software to biotechnology is closely related to the major universities located in the Raleigh-Durham metropolitan area. Although textiles, tobacco, and furniture manufacturing are still significant components of the economy, their percentage share has been greatly reduced. The textile industry has experienced job losses in recent years as many manufacturers have moved operations overseas in an effort to lower production costs. These job losses are particularly damaging to the economy as idled workers are not easily absorbed into the high technology industries.

The diversification of the State's economy has coincided with a period of rapid growth. Employment growth now far outpaces that of the United States economy, and despite rapid labor force growth, the State's jobless rate fell to 4.3% during 1996, well below the national rate. While personal income levels have been growing rapidly in recent years, per capita personal income levels remain below the national average, reflecting the historically low wage rates of the textile and tobacco industries.

Following a period of recession-induced strain in the early 1990s, financial balance was restored through tax increases and expenditure reductions.

Ohio. While diversifying more into the service and other non-manufacturing areas, the State's economy continues to rely to a significant extent on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrial states, tends to be more cyclical than in the nation as a whole. In each of the last six years, the State's average monthly unemployment rate was below the national average, reversing the trend of the 1980s.

The economic expansion has yielded strong financial performance. Since 1993, strong revenue growth combined with lower than projected health and human service expenditures have resulted in growing reserve levels. At the end of 1996, available reserves were in excess of $1.1 billion or 6.8% of annual revenues. During 1996, Moody's and S&P upgraded the credit ratings of the State's general obligation bonds and the bonds issued by Ohio Building Authority and Ohio Public Facilities Commission, the State's two major borrowing authorities.

A recent Ohio Supreme Court decision will require major changes to Ohio's school funding arrangements and may pose significant challenges to future State budget-balancing efforts. State officials expect that a new arrangement will require substantially larger state funding contributions for schools, but the nature and extent of the funding changes will not be clear for some time. The court stayed the effect of its ruling for twelve months, to afford time for adequate study, legislative drafting and transition to the new funding formula.

Non-diversification. Because of the relatively small number of issuers of investment grade State Bonds, each Fund (except the California Fund) may concentrate in the securities of a few issuers which the Adviser considers to be attractive. This may increase the risk of loss to those Funds. It is also possible that there will not be a sufficient supply of State Bonds available to enable each Fund to achieve its objective.

Other. The Funds may not always achieve their investment objective. The Funds' investment objective and non-fundamental investment policies may be changed without shareholder approval. Each Fund will notify investors in connection with any material change in its investment objective. If there is a change in a Fund's investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUNDS MEASURE THEIR PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.

Each Class's yield and tax-equivalent yield, which differ from total return because they do not consider the change in net asset value, are calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distributions, annualized, by the maximum offering price of that Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUNDS ARE MANAGED

The Trustees formulate the Funds' general policies and oversee the Funds' affairs as conducted by the Adviser.

Colonial Investment Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Funds' shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Funds. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes each Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Funds pay the Adviser at the following annual percentages of the Funds' combined average daily net assets: on the first $1 billion of combined average daily net assets, the annual rate shall be 0.5%, on the next $1 billion of combined average daily net assets, the annual rate shall be 0.5%; and on the combined average daily net assets in excess of $2 billion, the annual rate shall be 0.45%.

Peter C. Andersen, Vice President of the Adviser, has managed the Florida Fund and the North Carolina Fund since May 1997 and has co-managed various other Colonial tax-exempt funds since January 1996. Prior to managing and/or co-managing various Colonial tax-exempt funds, Mr. Andersen was an associate portfolio manager of a Colonial tax-exempt fund and a high yield credit analyst for the Adviser's tax-exempt funds. Before joining the Adviser in 1993, Mr. Andersen was a venture capital research associate at MTDC and a management consultant at Arthur D. Little.

Brian M. Hartford, Vice President of the Adviser, has managed the Michigan Fund, the Minnesota Fund and the Ohio Fund since 1993. Mr. Hartford was a Senior Municipal Trader of the Adviser from 1991 until 1993.

William C. Loring, Vice President of the Adviser, has managed the California Fund since its inception and has managed various other Colonial tax-exempt funds since 1986.

Maureen G. Newman, Vice President of the Adviser, has managed the Connecticut Fund and the Massachusetts Fund since May 1996 and the New York Fund since April 1997. Prior to joining the Adviser, Ms. Newman was a portfolio manager and bond analyst at Fidelity Investments from May 1985 until May 1996.

The Adviser also provides pricing and bookkeeping services to each Fund for a monthly fee of $2,250 per Fund plus a percentage of each Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to each Fund for a fee of 0.14% annually of average net assets plus certain out-of-pocket expenses. Effective

January 1, 1997, and continuing through calendar year 1997, the fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

Each of the foregoing fees is subject to any reimbursement or fee waiver or expense reimbursement to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Funds (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUNDS VALUE THEIR SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Funds are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost, when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.

The Funds generally declare distributions daily. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. The Funds' distributions of net income generally will be exempt from Federal and the relevant State's personal income taxes. However, as described above under "How the Funds Pursue Their Objective and Certain Risk Factors," certain investments may produce taxable income (including capital gains) for federal, state and local purposes, and portfolio transactions may produce gains a portion of which may be taxable at ordinary Federal income tax rates and state and local taxes. If the Funds make distributions attributable to taxable income, those distributions will generally be taxable whether you receive them in cash or in additional Fund shares, unless you are a tax-exempt institution. Each January, information on the amount and nature of distributions for the prior year, including the alternative minimum tax portion, is sent to shareholders. A loss on shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received thereon.

While each Fund's distributions from income on its State's Bonds are generally not taxable at the federal level or subject to that Fund's state's personal income tax, if any, a portion may be included in computing a shareholder's alternative minimum tax liability. Each Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of the market discount may be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them. Social security benefits may be taxed as a result of receiving tax-exempt income. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Funds may have on the taxation of your benefits.

The foregoing is a summary of certain income tax consequences of investing in the Funds. You should consult your tax adviser to determine the effect of an investment in a Fund on your particular tax situation (including possible liability for federal alternative minimum tax and for state and local taxes).

HOW TO BUY SHARES

Shares of the Funds are offered continuously. Orders received in good form prior to the time at which the Funds value their shares (or placed with a financial service firm before such time and transmitted by the financial service firm before a Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge. The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50. Certificates will not be issued for Class B shares and there are some limitations on the issuance of Class A share certificates. The Funds may refuse any purchase order for their shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                   Initial Sales Charge
                           ----------------------------------

                                                  Retained
                                                  by
                                                  Financial
                                                  Service
                                as % of           Firm as
                          ---------------------   % of
                             Amount    Offering   Offering
Amount Purchased             Invested    Price     Price

Less than $50,000            4.99%      4.75%      4.25%
$50,000 to less than
 $100,000                    4.71%      4.50%      4.00%
$100,000 to less than
 $250,000                    3.63%      3.50%      3.00%
$250,000 to less than
 $500,000                    2.56%      2.50%      2.00%
$500,000 to less than
 $1,000,000                  2.04%      2.00%      1.75%
$1,000,000 or more           0.00%      0.00%      0.00%

On purchases of $1 million or more of each Fund, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                    Commission
----------------                    ----------
First $3,000,000                       1.00%
Next $2,000,000                        0.50%
Over $5,000,000                        0.25% (1)

(1)     Paid over 12 months but only to the
        extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

           Years                Contingent Deferred
      After Purchase                Sales Charge
      --------------            -------------------
            0-1                        5.00%
            1-2                        4.00%
            2-3                        3.00%
            3-4                        3.00%
            4-5                        2.00%
            5-6                        1.00%
        More than 6                    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Purchases of $250,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Funds allow certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, a Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Funds may be sold on any day the Exchange is open, either directly to a Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly to a Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the particular Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. BOX 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Funds value their shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, a Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, a Fund's shares may be exchanged at net asset value among shares of the SAME CLASS of MOST Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. A Fund will terminate the exchange privilege as to a particular shareholder if it is determined by the Adviser, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage a Fund's investments in accordance with its investment objective or otherwise harm a Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or their financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLANS

Under 12b-1 Plans, each Fund pays the Distributor monthly a service fee at an annual rate of 0.10% of each Fund's net assets for shares outstanding on November 30, 1994, and an annual rate of 0.25% of net assets for shares issued thereafter. Each Fund also pays the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B shares. Because the Class B shares bear the additional fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs, and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. Each Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

APPENDIX
DESCRIPTION OF BOND RATINGS
S&P

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in a small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1, Baa1, Ba1 and B1.

A bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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                                       30

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
UMB, n.a.
928 Grand Avenue
Kansas City, MO 64106

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:






Printed in U.S.A.


May 30,1997

COLONIAL CALIFORNIA
TAX-EXEMPT FUND

COLONIAL CONNECTICUT
TAX-EXEMPT FUND

COLONIAL FLORIDA
TAX-EXEMPT FUND

COLONIAL MASSACHUSETTS
TAX-EXEMPT FUND

COLONIAL MICHIGAN
TAX-EXEMPT FUND

COLONIAL MINNESOTA
TAX-EXEMPT FUND

COLONIAL NEW YORK
TAX-EXEMPT FUND

COLONIAL NORTH CAROLINA
TAX-EXEMPT FUND

COLONIAL OHIO
TAX-EXEMPT FUND

PROSPECTUS

Each of Colonial California Tax-Exempt Fund, Colonial Connecticut Tax-Exempt Fund, Colonial Florida Tax-Exempt Fund, Colonial Massachusetts Tax-Exempt Fund, Colonial Michigan Tax-Exempt Fund, Colonial Minnesota Tax-Exempt Fund, Colonial New York Tax-Exempt Fund, Colonial North Carolina Tax-Exempt Fund and Colonial Ohio Tax-Exempt Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal and its state's personal income tax (if any) and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

For more detailed information about the Funds, call the Adviser at 1-800-426-3750 for the May 30, 1997 Statement of Additional Information.

                   -------------------------- --------------------

                         NOT FDIC-INSURED     MAY LOSE VALUE
                                              NO BANK GUARANTEE

                   -------------------------- --------------------

                    [COLONIAL FLAG LOGO]

                    Colonial Mutual Funds
_________________________________________________________________
Please send your completed application to:

                        Colonial Investors Service Center, Inc.
                        P.O. Box 1722
                        Boston, Massachusetts 02105-1722

New Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account Ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial Fund(s) You Are Purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or D shares. If no distribution option is selected, distributions will be reinvested in additional Fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (Adjustable Rate
                                                    U.S. Government Fund only)

___ D Shares (less than $500,000, available on certain funds; see prospectus)


Method of Payment

Choose one

___Check payable to the Fund

___Bank wired on   ____/____/____
(Date) Wire/Trade confirmation #__________________

Ways to Receive Your Distributions

Choose one

___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection Complete Bank Information in section 4B. I understand that my bank must be a member of the Automated Clearing House (ACH).

Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


3---Your Signature & Taxpayer I.D. Number Certification----

Each person signing on behalf of an entity represents that his/her actions are authorized.

I have received and read each appropriate Fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the Fund, all Colonial Companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.
X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to Withdraw from Your Fund-------

It may take up to 30 days to activate the following features. Complete only the section(s) that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the following business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or Class D shares. Please consult your financial or tax adviser before electing this option.

Funds for Withdrawal:

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day, if indicating EFT,month).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day,if indicating EFT,month).


Payment Instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House system.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone Withdrawal Options
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $1,000 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $1,000 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized.

Bank Information (For Sections A and B Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to Make Additional Investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have carefully read the prospectus for the fund(s) listed below.

____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
 From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

1____________________________________
 Fund to invest shares in

$_________________________
 Amount to invest monthly

2____________________________________
 Fund to invest shares in

$_________________________
 Amount to invest monthly


C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account by electronic funds transfer on any specified day of the month. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." Also, complete the section below.

1____________________________________
 Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


2___________________________________
 Fund name

 ________________________________
 Account number
$_____________________        _________________
Amount to transfer            Month to start
__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to Reduce Your Sales Charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
 Name on account

_____________________________________
Account number

_____________________________________
 Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial Service Firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI, Inc., of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a Combined Quarterly Statement Mailing----------- Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate accounts to be linked.______________________

                 Fundamatic (See Reverse Side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Investment Services, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

SH-938B-0396

                       COLONIAL CALIFORNIA TAX-EXEMPT FUND
                      COLONIAL CONNECTICUT TAX-EXEMPT FUND
                        COLONIAL FLORIDA TAX-EXEMPT FUND
                     COLONIAL MASSACHUSETTS TAX-EXEMPT FUND
                        COLONIAL MICHIGAN TAX-EXEMPT FUND
                       COLONIAL MINNESOTA TAX-EXEMPT FUND
                        COLONIAL NEW YORK TAX-EXEMPT FUND
                     COLONIAL NORTH CAROLINA TAX-EXEMPT FUND
                          COLONIAL OHIO TAX-EXEMPT FUND
                       Statement of Additional Information
                                  May 30, 1997

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial California Tax-Exempt Fund, Colonial Connecticut Tax-Exempt Fund, Colonial Florida Tax-Exempt Fund, Colonial Massachusetts Tax-Exempt Fund, Colonial Michigan Tax-Exempt Fund, Colonial Minnesota Tax-Exempt Fund, Colonial New York Tax-Exempt Fund, Colonial North Carolina Tax-Exempt Fund and Colonial Ohio Tax-Exempt Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated May 30, 1997. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from Colonial Investment Services, Inc., One Financial Center, Boston, MA 02111-2621.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Funds' Prospectus.

TABLE OF CONTENTS

          Part 1                                                         Page
          Definitions                                                     b
          Investment Objectives and Policies of the Funds                 b
          Fundamental Investment Policies of the Funds                    b
          Other Investment Policies of the Funds                          c
          California Tax Considerations                                   c
          Connecticut Tax Considerations                                  c
          Florida Tax Considerations                                      d
          Massachusetts Tax Considerations                                d
          Michigan Tax Considerations                                     d
          Minnesota Tax Considerations                                    e
          New York Tax Considerations                                     e
          North Carolina Tax Considerations                               f
          Ohio Tax Considerations                                         f
          Fund Charges and Expenses                                       g
          Investment Performance                                          q
          Custodian                                                       s
          Independent Accountants                                         s

          Part 2                                                         Page
          Miscellaneous Investment Practices                              1
          Taxes                                                           10
          Management of the Colonial Funds                                12
          Determination of Net Asset Value                                18
          How to Buy Shares                                               19
          Special Purchase Programs/Investor Services                     19
          Programs for Reducing or Eliminating Sale Charges               20
          How to Sell Shares                                              23
          Distributions                                                   24
          How to Exchange Shares                                          24
          Suspension of Redemptions                                       25
          Shareholder Liability                                           25
          Shareholder Meetings                                            25
          Performance Measures                                            26
          Appendix I                                                      27
          Appendix II                                                     31

SP-16/727D-0597

                                        a

                                     Part 1

                       COLONIAL CALIFORNIA TAX-EXEMPT FUND
                      COLONIAL CONNECTICUT TAX-EXEMPT FUND
                        COLONIAL FLORIDA TAX-EXEMPT FUND
                     COLONIAL MASSACHUSETTS TAX-EXEMPT FUND
                        COLONIAL MICHIGAN TAX-EXEMPT FUND
                       COLONIAL MINNESOTA TAX-EXEMPT FUND
                        COLONIAL NEW YORK TAX-EXEMPT FUND
                     COLONIAL NORTH CAROLINA TAX-EXEMPT FUND
                          COLONIAL OHIO TAX-EXEMPT FUND
                       Statement of Additional Information
                                  May 30, 1997
DEFINITIONS
        "California Fund" or "Fund"     Colonial California Tax-Exempt Fund
        "Connecticut Fund" or "Fund"    Colonial Connecticut Tax-Exempt Fund
        "Florida Fund" or "Fund"        Colonial Florida Tax-Exempt Fund
        "Massachusetts Fund" or "Fund"  Colonial Massachusetts Tax-Exempt Fund
        "Michigan Fund" or "Fund"       Colonial Michigan Tax-Exempt Fund
        "Minnesota Fund" or "Fund"      Colonial Minnesota Tax-Exempt Fund
        "New York Fund" or "Fund"       Colonial New York Tax-Exempt Fund
        "North Carolina Fund" or        Colonial North Carolina Tax-Exempt Fund
        "Fund"
        "Ohio Fund" or "Fund"           Colonial Ohio Tax-Exempt Fund
        "Trust"                         Colonial Trust V
        "Adviser                        Colonial Management Associates, Inc.,
                                        the Funds' investment adviser
        "CISI"                          Colonial Investment Services, Inc.,
                                        the Funds' distributor
        "CISC"                          Colonial Investors Service Center,
                                        Inc., the Funds' shareholder services
                                        and transfer agent

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The Prospectus describes each Fund's investment objectives and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:

          Short-Term Trading
          Lower Rated Bonds
          Inverse Floaters
          Short Sales
          Forward Commitments ("When Issued" Securities)
          Repurchase Agreements
          Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)
          Options on Securities-purchasing put options
          Participation Interests
          Stand-by Commitments
          Zero Coupon Securities (Zeros)

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental and the Trustees may change the investment policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.

                                       b

Each Fund may:

1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets (entering into repurchase agreements and other similar instruments is not considered the issuance of a senior security); however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

2. Only own real estate acquired as a result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Underwrite securities issued by others only when disposing of portfolio securities;

5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements;

6. Not concentrate more than 25% of its total assets in any one industry or, [California Fund only] with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases the Fund would own more than 10% of the outstanding voting shares of such issuer;

7. And will, under normal circumstances, invest at least 80% of its total assets in State Bonds, subject to applicable State requirements.

OTHER INVESTMENT POLICIES OF THE FUNDS

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.        Invest more than 15% of its net assets in illiquid assets.

CALIFORNIA TAX CONSIDERATIONS

It is the policy of the Fund to meet all applicable requirements of the Internal Revenue Code (Code) and the California Revenue and Taxation Code for shareholders to be relieved of the obligation to pay regular federal income taxes and California personal income tax on amounts distributed to them which are derived from tax-exempt interest income. That is, the Fund will have at least 50% of its total assets invested in tax-exempt bonds (and at least 50% of its total assets invested in California Bonds and U.S. government obligations whose interest is excluded from income for California personal income tax purposes) at the end of each quarter.

California law provides that, to the extent distributions by the Fund are derived from interest on California Bonds (as defined in the Prospectus) and notes (or on obligations of the United States which pay interest excludable from income under the Constitution or laws of the United States) and are designated as such, such distributions shall be exempt from California personal income taxes. For California personal income tax purposes, distributions derived from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.

Interest derived from California Bonds is not subject to the California alternative minimum tax and California personal income tax does not apply to any portion of Social Security or railroad retirement benefits. Under the Code, a portion of interest on any indebtedness (including insurance policy loans) incurred or continued to purchase or carry shares of the Fund which is deemed to relate to tax-exempt dividends will not be deductible. For California personal income tax purposes none of such interest will be deductible. Depending on the circumstances, the Internal Revenue Service or California Franchise Tax Board may consider shares to have been purchased or carried with borrowed funds even though the shares are not directly traceable to the borrowed funds. Shareholders who are, within the meaning of Section 147 of the Code, "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers as to whether the Fund is a desirable investment.

Distributions from investment income and capital gains, including dividends derived from interest paid on California Bonds, will be subject to California franchise tax and California corporate income tax.

CONNECTICUT TAX CONSIDERATIONS

Distributions received by shareholders from the Fund that are treated as exempt-interest dividends for federal income tax purposes are exempt from the Connecticut personal income tax to the extent that they are derived from interest on Connecticut State Bonds, and are designated as such. Other distributions are subject to the Connecticut personal income tax, except that those treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent derived from the

                                       c
sale or exchange of obligations issued b or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut. Distributions that are subject to the federal alternative minimum tax are subject to the net Connecticut minimum tax, with the exception of those derived from interest on Connecticut Bonds.

Distributions from investment income and capital gains, including dividends derived from interest paid on Connecticut Bonds, are included in gross income for purposes of the Connecticut corporation business tax. However, seventy percent of such distributions, provided that they are treated as dividends for federal income tax purposes but not as exempt-interest dividends or capital gain dividends, are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

FLORIDA TAX CONSIDERATIONS

Florida currently has no income tax on individuals. Thus individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax.

Florida currently imposes an "intangibles tax" at the annual rate of 0.20% on certain securities and other intangible assets owned by Florida residents. Certain types of tax-exempt securities of Florida issuers, U.S. government securities and tax-exempt securities issued by certain U.S. territories and possessions (including the Commonwealth of Puerto Rico, the United States Virgin Islands and Guam) are exempt from this intangibles tax. The Fund has received a ruling from Florida authorities that, if on December 31 of any year the Fund's portfolio consists solely of such exempt assets, the Fund's shares will be exempt from the Florida intangibles tax payable for the following year. To take advantage of this exemption in any year, the Fund must sell any non-exempt assets held in its portfolio prior to December 31. Such sales could result in capital losses or in the realization of taxable capital gains, as well as transaction costs that would likely reduce the Fund's investment return and might exceed any investment return the Fund achieved by investing in non-exempt assets during the year.

You should consult your tax adviser to determine the precise application of Florida or other state law to your particular situation.

MASSACHUSETTS TAX CONSIDERATIONS

Distributions received by shareholders from the Fund are exempt from Massachusetts personal income tax to the extent that they are derived from interest on Massachusetts Bonds or certain U.S. territories and possessions (including the Commonwealth of Puerto Rico, the United States Virgin Islands or
Guam) and are designated as such. The Fund believes that gains it realizes on the sale of certain Massachusetts Bonds are exempt from Massachusetts personal income taxation and will designate them as such when those gains are distributed to shareholders.

Distributions from investment income and capital gains, including dividends derived from interest paid on Massachusetts Bonds, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

MICHIGAN TAX CONSIDERATIONS

To the extent that dividends from the Fund are derived from interest on debt obligations issued by the State of Michigan or its political subdivisions or certain U.S. territories and possessions (including the Commonwealth of Puerto Rico, United States Virgin Islands or Guam), the interest on which is excludable from gross income for purposes of both federal income taxation and Michigan personal income tax ("Michigan Bonds"), such dividends will be exempt from Michigan personal income tax and excluded from the taxable income base of the intangibles tax. For Michigan personal income and intangibles tax purposes, exempt-interest dividends attributable to any investment in other than Michigan Bonds or certain obligations of the U.S. will be fully taxable. Distributions representing capital gains, if any, will be fully taxable for both Michigan personal income and intangible tax purposes (except that distributions reinvested in shares of the Fund are excluded from the taxable income base of the Michigan intangibles tax). The Michigan intangibles tax is being phased out over a four-year period beginning in 1994 and will be fully repealed as of January 1, 1998.

Certain Michigan cities have adopted Michigan's Uniform City Income Tax Ordinance, which under the Michigan City Income Tax Act is the only income tax ordinance that may be adopted by cities in Michigan. To the extent that distributions from the Fund are not subject to Michigan income tax, they are not subject to any Michigan city's income tax.

You should consult your tax adviser if you are subject to the Michigan Single Business Tax.

                                       d

MINNESOTA TAX CONSIDERATIONS

Provided that the Fund qualifies as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and subject to the discussion in the paragraph below, shareholders of the Fund who are individuals, estates or trusts and who are subject to the regular Minnesota personal income tax, will not be subject to such tax on Fund dividends under existing law to the extent that such distributions qualify as exempt-interest dividends under section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities (Minnesota Sources). The foregoing will apply, however, only if the portion of the exempt-interest dividends from Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Fund will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Fund are not derived from Minnesota Sources, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United State Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same isue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the prior final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Shareholders of the Fund who are individuals, estates or trusts may be subject to the Minnesota alternative minimum tax as a result of the receipt of exempt-interest dividends that are attributable to certain private activity bond interest even though derived from Minnesota Sources. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than Minnesota sources is subject to the Minnesota alternative minimum tax. Further, should the 95% test fail to be met, all of the exempt-interest dividends that are paid by the Fund, including those derived from Minnesota Sources, will be subject to the Minnesota alternative minimum tax in the case of shareholders of the Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax in the case of shareholders of the Fund who are individuals, estates, or trusts.

Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations, which is measured by taxable income and alternative minimum taxable income. Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships.

NEW YORK TAX CONSIDERATIONS

New York law provides that, to the extent distributions by a regulated investment company are derived from interest on debt obligations issued by the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State or City personal income taxation (New York Bonds) and designated as such, such distributions shall be exempt from New York State and City personal income taxes. For New York State and City personal income tax purposes, distributions derived from investments other than New York Bonds and distributions from any net short-term capital gains will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. For New York State and City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rate as ordinary income, whether received in cash or shares through the reinvestment of distributions.

Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation's net investment income for purposes of calculating such corporation's New York State franchise taxes and the New York City General Corporation Tax if received by a corporation subject to those taxes, and will be subject to such taxes to the

                                       e
extent that a corporation's net investment income is allocated to New York State and/or New York City. Distributions by the Fund may be subject to state taxes in states other than New York and to local taxes in cities other than New York City, both for individual and corporate shareholders.

The foregoing is a summary of certain New York State and New York City income tax consequences of investing in the Fund. Shareholders should consult their tax adviser to determine the precise effect of an investment in the Fund on their particular tax situation (including possible liability for federal alternative minimum tax and state and local taxes).

NORTH CAROLINA TAX CONSIDERATIONS

The State of North Carolina has repealed its Intangible Personal Property tax formerly applicable to shares of stock, including shares of certain mutual funds. The repeal is effective for taxable years beginning after 1994.

Under existing North Carolina law, as long as the Fund qualifies as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended, and 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations whose interest is exempt from federal income tax, dividends received from the Fund that represent either (i) interest exempt from federal income tax and received by the Fund on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Commonwealth of Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) interest received by the Fund on direct obligations of the United States will be exempt from North Carolina individual, trust and estate income taxation.

Any capital gains distributed by the Fund (except for capital gains attributable to the sale by the Fund of an obligation, the profit from which is exempt by a North Carolina statute) or gains realized by the shareholder from a redemption or sale of shares of the Fund will be subject to North Carolina individual, trust or estate income taxation.

Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

Fund shareholders that are corporations are advised to consult their own tax advisors regarding the North Carolina tax consequences to them of investing in the Fund.

OHIO TAX CONSIDERATIONS

Provided that the Fund continues to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (Code), and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions (Ohio Obligations), or similar obligations of other states or their subdivisions (50% value test), (i) distributions with respect to shares of the Fund ("Distributions") will be exempt from Ohio personal income tax and municipal and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax to the extent such Distributions are properly attributable to interest payments on Ohio Obligations or on obligations issued by the Governments of the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam (Territorial Obligations), and (ii) Distributions of profit made on the sale, exchange, or other disposition of Ohio Obligations, including Distributions of "capital gain dividends," as defined in the Code, properly attributable to the sale, exchange, or other disposition of Ohio Obligations, will be exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

Assuming, the 50% value test is satisfied, distributions that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including Territorial Obligations) will be exempt from Ohio personal income tax and municipal and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

However, other Distributions will generally not be exempt from Ohio personal income tax and municipal and school district income taxes in Ohio, and shares of the Fund will not be excluded from the net worth base of the Ohio corporation franchise tax.

                                       f

FUND CHARGES AND EXPENSES

Under the Funds' management agreement, the Funds pay the Adviser a monthly fee based on the Funds' combined average daily net assets, determined at the close of each business day during the month at the following annual rates: 0.50% on the first $1 billion, 0.50% on the next $1 billion and 0.45% of any excess over $2 billion.

Recent Fees paid to the Adviser, CISI and CISC (dollars in thousands)

                                                     California Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)            $ 1,939   $ 2,207    $ 2,457
Bookkeeping fee                                  142       153        161
Shareholder service and transfer agent fee       591       650        671
12b-1 fees:
   Service fee                                   516       496         71(a)
   Distribution fee (Class B)                    768       778        762
Fees waived or borne by the Adviser             --         (51)      (241)

                                                    Connecticut Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)             $ 799    $ 854      $ 870
Bookkeeping fee                                  64       65         63
Shareholder service and transfer agent fee      245      256        240
12b-1 fees:
   Service fee                                  226      200         27(a)
   Distribution fee (Class B)                   609      596        540
Fees waived or borne by the Adviser            (491)    (672)      (841)

                                                      Florida Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)              $ 335    $ 346    $ 316
Bookkeeping fee                                   32       32       29
Shareholder service and transfer agent fee       104      103       89
12b-1 fees:
   Service fee                                   106       89     9(a)
   Distribution fee (Class B)                    255      253      236
Fees waived or borne by the Adviser             (284)    (353)    (411)

                                                   Massachusetts Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)            $ 1,285  $ 1,414    $ 1,446
Bookkeeping fee                                   97      101         99
Shareholder service and transfer agent fee       396      419        400
12b-1 fees:
   Service fee                                   366      332         45(a)
   Distribution fee (Class B)                    438      440        396
Fees waived or borne by the Adviser               (6)    (153)      (298)

                                                    Michigan Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)             $ 280    $ 309    $ 326
Bookkeeping fee                                  29       30       30
Shareholder service and transfer agent fee       90       96       96
12b-1 fees:
   Service fee                                   75       69       10(a)
   Distribution fee (Class B)                   105      109      112
Fees waived or borne by the Adviser             (63)    (143)    (185)


                                       g

                                                      Minnesota Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)             $ 282    $ 288    $ 295
Bookkeeping fee                                  29       14       28
Shareholder service and transfer agent fee       90       28       88
12b-1 fees:
   Service fee                                   85       68     9(a)
   Distribution fee (Class B)                   145      126       99
Fees waived or borne by the Adviser             (73)    (125)    (137)

                                                     New York Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)            $ 539    $ 566    $ 574
Bookkeeping fee                                 46       46       45
Shareholder service and transfer agent fee     167      169      159
12b-1 fees:
   Service fee                                 161      136       17(a)
   Distribution fee (Class B)                  400      370      330
Fees waived or borne by the Adviser           (302)    (395)    (471)

                                                   North Carolina Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)             $ 171    $ 186    $ 165
Bookkeeping fee                                  27       27       27
Shareholder service and transfer agent fee       54       59       49
12b-1 fees:
   Service fee                                   49       44     5(a)
   Distribution fee (Class B)                   133      142      105
Fees waived or borne by the Adviser            (219)    (261)    (271)

                                                      Ohio Fund
                                                  Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Management fee (before reduction)            $ 612    $ 696    $ 720
Bookkeeping fee                                 52       55       54
Shareholder service and transfer agent fee     198      222      213
12b-1 fees:
   Service fee                                 162      156       23(a)
   Distribution fee (Class B)                  388      418      399
Fees waived or borne by the Adviser            (48)    (145)    (202)


(a) Effective December 31, 1994, each Fund pays CISI monthly a service fee at the rate of 0.10% of average net assets attributed to shares outstanding on November 30, 1994 and 0.25% of average net assets attributed to shares issued thereafter.

Brokerage Commissions (dollars in thousands)

                                                  California Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                             $ 5        $12        $10
Directed transactions(b)                        0          0          0
Commissions on directed transactions            0          0          0


                                       h

                                                    Connecticut Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                              $2        $5        $2
Directed transactions(b)                        0         0         0
Commissions on directed transactions            0         0         0

                                                      Florida Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                             $2         $4        $4
Directed transactions(b)                       0          0         0
Commissions on directed transactions           0          0         0

                                                 Massachusetts Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                             $2         $7        $5
Directed transactions(b)                       0          0         0
Commissions on directed transactions           0          0         0

                                                    Michigan Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                             $1         $3        $2
Directed transactions(b)                       0          0         0
Commissions on directed transactions           0          0         0

                                                    Minnesota Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                             $1         $2        $0
Directed transactions(b)                       0          0         0
Commissions on directed transactions           0          0         0

                                                   New York Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                             $3         $5        $3
Directed transactions(b)                       0          0         0
Commissions on directed transactions           0          0         0

                                                  North Carolina Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                             $2         $2        $2
Directed transactions(b)                       0          0         0
Commissions on directed transactions           0          0         0

                                                      Ohio Fund
                                                Years ended January 31
                                              1997      1996       1995
                                              ----      ----       ----
Total commissions                             $2         $6        $4
Directed transactions(b)                       0          0         0
Commissions on directed transactions           0          0         0


(b) See "Management of the Colonial Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.

Trustees Fees

For the fiscal year ended January 31, 1997 and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as Trustees(c):

                                         Total Compensation From Trust And
                                       Fund Complex Paid To The Trustees For
Trustee                                The Calendar Year Ended 12/31/96 (d)
-------                                -------------------------------------
Robert J. Birnbaum                                 $ 92,000
Tom Bleasdale                                       104,500(e)
Lora S. Collins                                      92,000
James E. Grinnell                                    93,000
William D. Ireland, Jr.                             109,000
Richard W. Lowry                                     95,000
William E. Mayer                                     91,000
James L. Moody, Jr.                                 106,500(f)
John J. Neuhauser                                    94,500
George L. Shinn                                     105,500
Robert L. Sullivan                                  102,000
Sinclair Weeks, Jr.                                 110,000

(c) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(d) At December 31, 1996, the Colonial Funds complex consisted of 38 open-end and 5 closed-end management investment company portfolios.

(e)       Includes $51,500 payable in later years as deferred compensation.

(f) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.

                              California Fund              Connecticut Fund
                           Aggregate Compensation       Aggregate Compensation
                             From Fund For The             From Fund For The
Trustee                  Fiscal Year Ended 1/31/97     Fiscal Year Ended 1/31/97
-------                  -------------------------     -------------------------
Robert J. Birnbaum                $ 2,237                       $1,376
Tom Bleasdale                       2,569(g)                     1,578(h)
Lora S. Collins                     2,239                        1,375
James E. Grinnell                   2,261                        1,390
William D. Ireland, Jr.             2,652                        1,628
Richard W. Lowry                    2,309                        1,420
William E. Mayer                    2,214                        1,361
James L. Moody, Jr.                 2,594(i)                     1,595(j)
John J. Neuhauser                   2,308                        1,413
George L. Shinn                     2,577                        1,578
Robert L. Sullivan                  2,476                        1,527
Sinclair Weeks, Jr.                 2,682                        1,647

(g)       Includes $1,264 payable in later years as deferred compensation.

(h)       Includes $780 payable as deferred compensation.

(i) Total compensation of $2,594 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

(j) Total compensation of $1,595 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

                                       j

                                Florida Fund            Massachusetts Fund
                           Aggregate Compensation     Aggregate Compensation
                             From Fund For The           From Fund For The
Trustee                  Fiscal Year Ended 1/31/97   Fiscal Year Ended 1/31/97
-------                  -------------------------   -------------------------
Robert J. Birnbaum                 $1,034                     $1,744
Tom Bleasdale                       1,189(k)                   2,000(l)
Lora S. Collins                     1,032                      1,744
James E. Grinnell                   1,044                      1,763
William D. Ireland, Jr.             1,227                      2,065
Richard W. Lowry                    1,069                      1,801
William E. Mayer                    1,020                      1,723
James L. Moody, Jr.                 1,204(m)                   2,017(n)
John J. Neuhauser                   1,063                      1,792
George L. Shinn                     1,187                      2,005
Robert L. Sullivan                  1,147                      1,931
Sinclair Weeks, Jr.                 1,238                      2,086

(k)        Includes $586 payable as deferred compensation.

(l)        Includes $989 payable as deferred compensation.

(m) Total compensation of $1,204 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

(n) Total compensation of $2,017 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

                              Michigan Fund              Minnesota Fund
                          Aggregate Compensation     Aggregate Compensation
                            From Fund For The           From Fund For The
Trustee                 Fiscal Year Ended 1/31/97   Fiscal Year Ended 1/31/97
-------                 -------------------------   -------------------------
Robert  J. Birnbaum                $ 996                        $ 996
Tom Bleasdale                      1,140(o)                     1,139(p)
Lora S. Collins                      996                          995
James E. Grinnell                  1,008                        1,007
William D. Ireland, Jr.            1,180                        1,175
Richard W. Lowry                   1,029                        1,028
William E. Mayer                     983                          982
James L. Moody, Jr.                1,149(q)                     1,149(r)
John J. Neuhauser                  1,022                        1,021
George L. Shinn                    1,143                        1,141
Robert L. Sullivan                 1,104                        1,102
Sinclair Weeks, Jr.                1,189                        1,185

(o)        Includes $555 payable as deferred compensation.

(p)        Includes $565 payable as deferred compensation.

(q) Total compensation of $1,149 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

(r) Total compensation of $1,149 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

                                       k

                              New York Fund             North Carolina Fund
                          Aggregate Compensation      Aggregate Compensation
                            From Fund For The            From Fund For The
Trustee                 Fiscal Year Ended 1/31/97    Fiscal Year Ended 1/31/97
-------                 -------------------------    -------------------------
Robert J. Birnbaum               $ 1,183                        $ 912
Tom Bleasdale                      1,358(s)                     1,044(t)
Lora S. Collins                    1,185                          911
James E. Grinnell                  1,195                          920
William D. Ireland, Jr.            1,402                        1,080
Richard W. Lowry                   1,221                          940
William E. Mayer                   1,173                          900
James L. Moody, Jr.                1,371(u)                     1,055(v)
John J. Neuhauser                  1,222                          936
George L. Shinn                    1,362                        1,043
Robert L. Sullivan                 1,308                        1,011
Sinclair Weeks, Jr.                1,419                        1,089

(s)        Includes $671 payable as deferred compensation.

(t)        Includes $516 payable as deferred compensation.

(u) Total compensation of $1,371 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

(v) Total compensation of $1,055 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

                                    Ohio Fund
                             Aggregate Compensation
                                From Fund For The
Trustee                                      Fiscal Year Ended 1/31/97
-------                                      -------------------------
James J. Birnbaum                                      $1,250
Tom Bleasdale                                           1,435(w)
Lora S. Collins                                         1,247
James E. Grinnell                                       1,263
William D. Ireland, Jr.                                 1,480
Richard D. Lowry                                        1,290
William E. Mayer                                        1,233
James L. Moody, Jr.                                     1,448(x)
John J. Neuhauser                                       1,283
George L. Shinn                                         1,436
Robert L. Sullivan                                      1,387
Sinclair Weeks, Jr.                                     1,492

(w)        Includes $708 payable as deferred compensation.

(x) Total compensation of $1,488 for the fiscal year ended January 31, 1997 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                             Total Compensation From
                         Liberty Funds For The Calendar

Trustee                                     Year Ended December 31, 1996(y)
-------                                     -------------------------------
Robert J. Birnbaum                                      $ 25,000
James E. Grinnell                                         25,000
Richard W. Lowry                                          25,000

                                       l

(y) At December 31, 1996, the Liberty Funds were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

Ownership of the Funds

At May 1, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each of the California, Connecticut, Florida, Massachusetts, Michigan, Minnesota, New York, North Carolina and Ohio Funds.

As of record on May 4, 1997, the following shareholders owned 5% or more of the following Funds' outstanding Class A and Class B shares:

California Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32216 (Class A:
9.18%) (Class B: 7.78%)

Connecticut Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32216 (Class A:
13.72%) (Class B: 19.87%)

Florida Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL, 32216 (Class A:
15.63%) (Class B: 15.92%)

Massachusetts Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32216 (Class A:
5.18%)

Michigan Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32216-0561 (Class A: 11.90%) (Class B: 25.05%)

Minnesota Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32216 (Class B:
9.84%)

New York Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32216 (Class A:
14.71%) (Class B: 20.12%)

North Carolina Fund: Frank M. Drendel, 330 17th Avenue NW, Hickory, NC 28601-1817 (Class A: 7.05); Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32216 (Class B: 7.00%)

Ohio Fund: Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Fund Operations, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32216 (Class A: 7.52%)

At April 30, 1997 there were the following number of shareholders of each Fund:

                                        Class A           Class B
                                        -------           -------
California Fund                           4,529             2,054
Connecticut Fund                          1,641             1,710
Florida Fund                                615               619
Massachusetts Fund                        3,867             1,686
Michigan Fund                             1,146               354
Minnesota Fund                            1,204               605
New York Fund                             1,205             1,103
North Carolina Fund                         496               456
Ohio Fund                                 2,204             1,755

Sales Charges (dollars in thousands)

______________________________Class A Shares___________________________________

                                                     California Fund
                                                 Years ended January 31
                                               1997       1996       1995
                                               ----       ----       ----
Aggregate initial sales charges on Fund share  $245       $270       $483
sales
Initial sales charges retained by CISI           32         34         47

                                       m

                                                     Connecticut Fund
                                                  Years ended January 31
                                               1997       1996       1995
                                               ----       ----       ----
Aggregate initial sales charges on Fund share  $252       $279       $370
sales
Initial sales charges retained by CISI           31         30         34

                                                       Florida Fund
                                                  Years ended January 31
                                               1997       1996       1995
                                               ----       ----       ----
Aggregate initial sales charges on Fund share   $95       $264       $153
sales
Initial sales charges retained by CISI           11         35         12

                                                   Massachusetts Fund
                                                 Years ended January 31
                                               1997        1996      1995
                                               ----        ----      ----
Aggregate initial sales charges on Fund share  $273        $396      $634
sales
Initial sales charges retained by CISI           33          51        55

                                                       Michigan Fund
                                                  Years ended January 31
                                                1997      1996        1995
                                                ----      ----        ----
Aggregate initial sales charges on Fund share   $72       $88        $143
sales
Initial sales charges retained by CISI            9        10          12

                                                      Minnesota Fund
                                                  Years ended January 31
                                               1997       1996       1995
                                               ----       ----       ----
Aggregate initial sales charges on Fund share   $69        $75       $143
sales
Initial sales charges retained by CISI            9          9         12

                                                       New York Fund
                                                  Years ended January 31
                                               1997       1996       1995
                                               ----       ----       ----
Aggregate initial sales charges on Fund share  $152       $199        218
sales
Initial sales charges retained by CISI           17         23         19

                                                   North Carolina Fund
                                                  Years ended January 31
                                               1997       1996       1995
                                               ----       ----       ----
Aggregate initial sales charges on Fund share   $63        $71       $235
sales
Initial sales charges retained by CISI            9          8         18

                                                         Ohio Fund
                                                 Years ended January 31
                                               1997        1996       1995
                                               ----        ----       ----
Aggregate initial sales charges on Fund share   $57        $126       $247
sales
Initial sales charges retained by CISI            7          15         21

_____________________________Class B Shares____________________________________

                                              California Fund
                                          Years ended January 31
                                       1997         1996      1995
                                       ----         ----      ----
Aggregate contingent deferred
sales charges (CDSC) on Fund
redemptions retained by CISI           $317         $362      $489

                                       n

                                             Connecticut Fund
                                          Years ended January 31
                                      1997         1996         1995
                                      ----         ----         ----
Aggregate CDSC on Fund
redemptions retained by CISI          $222         $171         $198

                                               Florida Fund
                                          Years ended January 31
                                      1997         1996         1995
                                      ----         ----         ----
Aggregate CDSC on Fund
redemptions retained by CISI          $160         $121         $139

                                            Massachusetts Fund
                                          Years ended January 31
                                      1997         1996         1995
                                      ----         ----         ----
Aggregate CDSC on Fund
redemptions retained by CISI          $221         $242         $169

                                              Michigan Fund
                                          Years ended January 31
                                      1997         1996         1995
                                      ----         ----         ----
Aggregate CDSC on Fund
redemptions retained by CISI          $46          $44          $68

                                              Minnesota Fund
                                          Years ended January 31
                                      1997         1996         1995
                                      ----         ----         ----
Aggregate CDSC on Fund
redemptions retained by CISI          $50          $30          $31

                                              New York Fund
                                          Years ended January 31
                                      1997         1996         1995
                                      ----         ----         ----
Aggregate CDSC on Fund
redemptions retained by CISI          $161         $156         $155

                                           North Carolina Fund
                                          Year ended January 31
                                      1997         1996         1995
                                      ----         ----         ----
Aggregate CDSC on Fund
redemptions retained by CISI           $86          $78          $35

                                                Ohio Fund
                                          Years ended January 31
                                      1997         1996         1995
                                      ----         ----         ----
Aggregate CDSC on Fund
redemptions retained by CISI          $202         $221         $181


Distribution Plan, CDSCs and Conversion of Shares

The Funds each offer two classes of shares - Class A and Class B. Each Fund may in the future offer other classes of shares. The Trustees have approved 12b-1 plans (Plans) for each Fund pursuant to Rule 12b-1 under the Act. Under the Plans, each Fund pays CISI monthly a service fee at an annual rate of 0.10% of net assets attributed to outstanding shares of each class outstanding on November 30, 1994, and 0.25% of net assets attributed to shares of each class issued thereafter. The Funds also pay CISI monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to each Fund's Class B shares. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CISI's expenses, CISI may realize a profit from the fees.

The Plans authorize any other payments by the Funds to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.

The Trustees believe the Plans could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called

                                       o
for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after the purchase.
The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of CISI relating to the Funds for the fiscal year ended January 31, 1997 were:

                                       California Fund       Connecticut Fund
                                      Class A   Class B      Class A   Class B
Fees to FSFs                            $354       $451      $107       $482
Cost of sales material
  (including printing and mailing
  expenses)                               15         21        18         26
Allocated travel, entertainment
  and other promotional expenses
 (including advertising)                  27         28        23         35

                                         Florida Fund       Massachusetts Fund
                                       Class A  Class B     Class A    Class B
Fees to FSFs                             $51       $178      $287        $356
Cost of sales material
  (including printing and mailing
  expenses)                                6          8        34          23
Allocated travel, entertainment
  and other promotional expenses
  (including advertising)                 11         12        44          24

                                         Michigan Fund       Minnesota Fund
                                      Class A     Class B   Class A    Class B
Fees to FSFs                             $54       $44       $51        $128
Cost of sales material
  (including printing and mailing
  expenses)                                7         3         8           6
Allocated travel, entertainment
  and other promotional expenses
  (including advertising)                  7         2        14           9

                                        New York Fund       North Carolina Fund
                                      Class A    Class B    Class A     Class B
Fees to FSFs                             $75        $336       $25        $105
Cost of sales material (including
  printing and mailing expenses)          10          14         7           7
Allocated  travel, entertainment
  and other promotional expenses
 (including advertising)                  15          22        10           7

                                          Ohio Fund
                                      Class A    Class B
Fees to FSFs                             $86      $185
Cost of sales material including
  (printing and mailing expenses)          3         9
Allocated travel, entertainment
  and other promotional expenses
  (including advertising)                  5         9

                                       p

INVESTMENT PERFORMANCE

The following Funds' Class A and Class B yields for the month ended January 31, 1997 were:

                                        Class A Shares

                       Yield    Tax-Equivalent Yield(z)      Adjusted Yield(aa)
California Fund        4.52%             8.41%                        --%
Connecticut Fund       4.73%             8.20%                      4.43%
Florida Fund           4.81%             7.96%                      4.34%
Massachusetts Fund     4.54%             8.54%                        --%
Michigan Fund          4.59%             7.95%                      4.50%
Minnesota Fund         4.69%             8.49%                        --%
New York Fund          4.71%             8.87%                      4.46%
North Carolina Fund    4.90%             8.79%                      4.30%
Ohio Fund              4.47%             8.00%                      4.45%


                                        Class B Shares

                        Yield   Tax-Equivalent Yield(y)       Adjusted Yield(z)
California Fund        3.99%             7.42%                        --%
Connecticut Fund       4.21%             7.30%                      3.89%
Florida Fund           4.28%             7.09%                      3.80%
Massachusetts Fund     4.00%             7.53%                        --%
Michigan Fund          4.06%             7.03%                      3.97%
Minnesota Fund         4.16%             7.53%                        --%
New York Fund          4.19%             7.89%                      3.92%
North Carolina Fund    4.38%             7.86%                      3.76%
Ohio Fund              3.93%             7.03%                      3.91%

(z) Calculated using the effective maximum combined federal and state tax rates.
(aa)     Without voluntary expense limit.

The following Funds' average annual total returns at January 31, 1997 were:

                                          Class A Shares

                                           California Fund
                                1 year      5 years                10 years
                                ------      -------                --------
With sales charge of 4.75%      (1.91)%      5.35%                   5.76%
Without sales charge             2.98%       6.38%                   6.27%

                                          Connecticut Fund
                                                              Since inception
                                1 year     5 years           11/1/91 to 1/31/97
                                ------     -------           ------------------
With sales charge of 4.75%      (1.44)%     5.74%                  5.91%
Without sales charge             3.48%      6.78%                  6.90%

                                           Florida Fund
                                                             Since inception
                              1 year                        2/1/93 to 1/31/97
With sales charge of 4.75%     (2.08)%                            4.18%
Without sales charge            2.80%                             5.45%

                                        Massachusetts Fund
                                                              Since inception
                               1 year       5 years       4/10/87 to 1/31/97
                               ------       -------       ------------------
With sales charge of 4.75%    (2.44)%       6.05%              7.15%
Without sales charge           2.43%        7.09%              7.68%

                                       q

                                              Michigan Fund

                                 1 year       5 years              10 years
                                 ------       -------              --------
With sales charge of 4.75%       (2.51)%       5.38%                5.38%
Without sales charge              2.35%        6.41%                5.90%

                                             Minnesota Fund

                                 1 year       5 years              10 years
                                 ------       -------              --------
With sales charge of 4.75%       (2.69)%       5.16%                5.63%
Without sales charge              2.16%        6.18%                6.15%

                                              New York Fund

                                 1 year       5 years              10 years
                                 ------       -------              --------
With sales charge of 4.75%       (2.12)%        5.68%               5.66%
Without sales charge              2.76%         6.71%               6.18%

                                          North Carolina Fund
                                                       Since inception
                                     1 year           9/1/93 to 1/31/97
                                     ------           -----------------
With sales charge of 4.75%          (1.62)%                2.59%
Without sales charge                 3.29%                 4.06%

                                            Ohio Fund

                                 1 year       5 years             10 years
                                 ------       -------             --------
With sales charge of 4.75%       (2.13)%       5.38%               5.98%
Without sales charge              2.75%        6.41%               6.50%


                              Class B Shares

                                     California Fund
                                                        Since inception
                           1 year                      8/4/92 to 1/31/97
                           ------                      -----------------
With applicable CDSC       (2.67)%(4.89% CDSC)               4.52%(1.99% CDSC)
Without CDSC                2.21%                            4.90%

                                   Connecticut Fund
                                                        Since inception
                           1 year                      6/8/92 to 1/31/97
                           ------                      -----------------
With applicable CDSC       (2.20)%(4.91% CDSC)               5.61%(2.00% CDSC)
Without CDSC                2.71%                            5.96%

                                  Florida Fund
                                                        Since inception
                           1 year                      2/1/93 to 1/31/97
                           ------                      -----------------
With applicable CDSC       (2.84)%(4.86% CDSC)               4.02%(2.97% CDSC)
Without CDSC                2.03%                            4.67%

                               Massachusetts Fund
                                                         Since inception
                           1 year                       6/8/92 to 1/31/97
                           ------                      -----------------
With applicable CDSC     (3.19)%(4.86% CDSC)              5.89%(2.00% CDSC)
Without CDSC              1.66%                           6.23%

                                 Michigan Fund
                                                        Since inception
                           1 year                       8/4/92 to 1/31/97
                           ------                       -----------------
With applicable CDSC     (3.28)%(4.86% CDSC)             4.49%(1.99% CDSC)
Without CDSC              1.58%                          4.87%

                                       r

                                       Minnesota Fund
                                                            Since inception
                              1 year                       8/4/92 to 1/31/97
                              ------                       -----------------
With applicable CDSC       (3.45)%(4.85% CDSC)             4.39% (1.98% CDSC)
Without CDSC                1.40%                          4.76%

                                       New York Fund
                                                       Since inception
                               1 year                 8/4/92 to 1/31/97
                               ------                 -----------------
With applicable CDSC       (2.87)%(4.86% CDSC)        4.57%(1.97% CDSC)
Without CDSC                1.99%                     4.94%

                                    North Carolina Fund
                                                         Since inception
                               1 year                   9/1/93 to 1/31/97
                               ------                   -----------------
With applicable CDSC       (2.38)%(4.89% CDSC)          2.51%(2.85% CDSC)
Without CDSC                2.51%                       3.28%

                                        Ohio Fund
                                                          Since inception
                              1 year                     8/4/92 to 1/31/97
                              ------                     -----------------
With applicable CDSC       (2.90)%(4.89% CDSC)           4.45%(2.00% CDSC)
                            1.98%                        4.83%

Without CDSC The following Funds' Class A and Class B share distribution rates at January 31, 1997, based on the most recent month's distribution, annualized, and the maximum offering price at the end of the month were:

Fund                                        Class A                    Class B
----                                        -------                    -------
California Fund                              4.93%                     4.43%
Connecticut Fund                             5.04%                     4.53%
Florida Fund                                 5.08%                     4.57%
Massachusetts Fund                           5.11%                     4.61%
Michigan Fund                                4.78%                     4.26%
Minnesota Fund                               4.84%                     4.33%
New York Fund                                5.36%                     4.88%
North Carolina Fund                          4.97%                     4.47%
Ohio Fund                                    4.75%                     4.23%

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN
UMB, n.a. is the Funds' custodian. The Funds' custodian is responsible for safeguarding each Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Funds' independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights in the Prospectus have been so included in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

The following Funds' financial statements and Reports of Independent Accountants appearing on the referenced pages in each of the Fund's January 31, 1997 Annual Report are incorporated in this SAI by reference:

Fund                                                     Pages
----                                                     -----
California Fund                                           6-31
Connecticut Fund                                          6-26
Florida Fund                                              6-21
Massachusetts Fund                                        6-29
Michigan Fund                                             6-24
Minnesota Fund                                            6-24
New York Fund                                             6-24
North Carolina Fund                                       6-22
Ohio Fund                                                 6-26

                                       s

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most Colonial funds. "Colonial funds" or "funds" include each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII. In certain cases, the discussion applies to some but not all of the Colonial funds, and you should refer to your Fund's Prospectus and to
Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this Statement lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in
Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

In seeking the fund's investment objective, the Adviser will buy or sell portfolio securities whenever it believes it is appropriate. The Adviser's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the fund's portfolio.

Lower Rated Bonds

Lower rated bonds are those rated lower than Baa by Moody's, BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower rated bonds;

2. the secondary market for lower rated bonds may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Adviser's credit analysis of lower rated bonds may have a greater impact on the fund's achievement of its investment objective; and

4. lower rated bonds are less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower rated bonds do not pay interest in cash on a current basis. However, the fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Foreign Securities

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.

Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year.

Zero Coupon Securities (Zeros)

The fund may invest in debt securities which do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the fund and distributed to its shareholders. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Step Coupon Bonds (Steps)

The fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.

Tender Option Bonds

A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons.

Pay-In-Kind (PIK) Securities

The fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

Securities Loans

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)
The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securitiesin an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

Mortgage Dollar Rolls

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Also, the transaction costs may exceed the return earned by the fund from the transaction.

Repurchase Agreements

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the Securities and Exchange Commission's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on futures contracts. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to the Adviser`s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of U.S. Treasury security futures contracts and options. The funds investing in tax-exempt securities issued by a governmental entity may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on indices. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

Foreign Currency Transactions

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Participation Interests

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined by the Adviser that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than its investment restriction on illiquid securities allows. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax adviser for state and local tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

Alternative Minimum Tax. Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT.

Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of net long-term gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed.

The Revenue Reconciliation Act of 1993 requires that any market discount recognized on a tax-exempt bond is taxable as ordinary income. This rule applies only for disposals of bonds purchased after April 30, 1993. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Instead, realized market discount on tax-exempt obligations was treated as capital gain. Under the new law, gain on the disposition of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount. This rule is effective only for bonds purchased after April 30, 1993.

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

Special Tax Rules Applicable to Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

Sales of Shares. In general, any gain or loss realized upon a taxable disposition of shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss assuming such shares are held as a capital asset. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CISC may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

Excise Tax. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities).

Futures Contracts. Accounting for futures contracts will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on the closing out of a futures contract will result in a capital gain or loss for tax purposes. In addition, certain futures contracts held by the fund (so-called "Section 1256 contracts") will be required to be "marked-to-market" (deemed sold) for federal income tax purposes at the end of each fiscal year. Sixty percent of any net gain or loss recognized on such deemed sales or on actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

However, if a futures contract is part of a "mixed straddle" (i.e., a straddle comprised in part of Section 1256 contracts), a fund may be able to make an election which will affect the character arising from such contracts as long-term or short-term and the timing of the recognition of such gains or losses. In any event, the straddle provisions described below will be applicable to such mixed straddles.

Special Tax Rules Applicable to "Straddles". The straddle provisions of the Code may affect the taxation of the fund's options and futures transactions and transactions in securities to which they relate. A "straddle" is made up of two or more offsetting positions in "personal property," including debt securities, related options and futures, equity securities, related index futures and, in certain circumstances, options relating to equity securities, and foreign currencies and related options and futures.

The straddle rules may operate to defer losses realized or deemed realized on the disposition of a position in a straddle, may suspend or terminate the fund's holding period in such positions, and may convert short-term losses to long-term losses in certain circumstances.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain foreign taxes paid by the fund. The Adviser will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Certain securities are considered to be Passive Foreign Investment Companies (PFICS) under the Code, and the fund is liable for any PFIC-related taxes.

MANAGEMENT OF THE COLONIAL FUNDS (in this section, and the following sections entitled "Trustees and Officers," "The Management Agreement," "Administration Agreement," "The Pricing and Bookkeeping Agreement," "Portfolio Transactions," "Investment decisions," and "Brokerage and research services," the "Adviser" refers to Colonial Management Associates, Inc.)

The Adviser is the investment adviser to each of the Colonial funds (except for Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Tiger Cub Fund and Colonial Newport Japan Fund -- see Part I of each Fund's respective SAI for a description of the investment adviser). The Adviser is a subsidiary of The Colonial Group, Inc.
(TCG), One Financial Center, Boston, MA 02111. TCG is a direct subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct subsidiary of LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

Trustees and Officers (this section applies to all of the Colonial funds)

Name and Address               Age      Position with      Principal Occupation
                                         Fund
Robert J. Birnbaum              69       Trustee            Retired (formerly Special Counsel, Dechert Price & Rhoads
313 Bedford Road                                            from September, 1988 to December, 1993).
Ridgewood, NJ 07450

Tom Bleasdale                   66       Trustee            Retired (formerly Chairman of the Board and Chief
102 Clubhouse Drive #275                                    Executive Officer, Shore Bank & Trust Company from
Naples, FL 34105                                            1992-1993), is a Director of The Empire Company since
                                                            June, 1995.

Lora S. Collins                 61       Trustee            Attorney  (formerly Attorney, Kramer, Levin, Naftalis,
1175 Hill Road                                              Nessen, Kamin & Frankel from  September, 1986 to
Southold, NY 11971                                          November, 1996).

James E. Grinnell               67       Trustee            Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945

William D. Ireland, Jr.         73       Trustee            Retired, is a Trustee of certain charitable and
103 Springline Drive                                        non-charitable organizations since February, 1990.
Vero Beach, FL 32963

Richard W. Lowry                61       Trustee            Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

William E. Mayer*               56       Trustee            Partner, Development Capital, LLC (formerly Dean, College
500 Park Avenue, 5th Floor                                  of Business and Management, University of Maryland from
New York, NY 10022                                          October, 1992 to November, 1996, Dean, Simon Graduate
                                                            School of Business, University of Rochester from
                                                            October, 1991 to July, 1992).

James L. Moody, Jr.             65       Trustee            Chairman of the Board and Director, Hannaford Bros. Co.
P.O. Box 1000                                               since May, 1984 (formerly Chief Executive Officer,
Portland, ME 04104                                          Hannaford Bros. Co. from May, 1973 to May, 1992).

John J. Neuhauser               53       Trustee            Dean, Boston College School of Management since 1978.
140 Commonwealth Avenue
Chestnut Hill, MA 02167

George L. Shinn                 74       Trustee            Financial Consultant since 1989.
Credit Suisse First Boston
Corp.
Eleven Madison Avenue,
25th Floor
New York, NY 10010-3629

Robert L. Sullivan              69       Trustee            Retired Partner, Peat Marwick Main & Co.
7121 Natelli Woods Lane
Bethesda, MD 20817

Sinclair Weeks, Jr.             73       Trustee            Chairman of the Board, Reed & Barton Corporation since
Bay Colony Corporate Ctr.                                   1987.
Suite 4550
1000 Winter Street
Waltham, MA 02154

Harold W. Cogger                61       President          President of Colonial funds since March, 1996 (formerly
                                         (formerly Vice     Vice President from July, 1993 to March, 1996); is
                                         President)         Director, since March, 1984 and Chairman of the Board since
                                                            March, 1996 of the Adviser (formerly President from July,
                                                            1993 to December, 1996, Chief Executive Officer from March,
                                                            1995 to December, 1996 and Executive Vice President from
                                                            October, 1989 to July, 1993); Director since October, 1991 and Chairman of the Board since March, 1996 of TCG
                                                            (formerly President from October, 1994 to December, 1996
                                                            and Chief Executive Officer from March, 1995 to December,
                                                            1996); Executive Vice President and Director since March,
                                                            1995, Liberty Financial; Director since November, 1996
                                                            of Stein Roe & Farnham Incorporated.

Timothy J. Jacoby               44       Treasurer and      Treasurer and Chief Financial Officer of Colonial funds
                                         Chief Financial    since October, 1996, is Senior Vice President of the
                                         Officer            Adviser since September, 1996 (formerly Senior Vice
                                                            President, Fidelity Accounting and Custody Services
                                                            from September, 1993 to September, 1996 and Assistant
                                                            Treasurer to the Fidelity Group of Funds from August,
                                                            1990 to September, 1993).

Peter L. Lydecker               43       Chief Accounting   Chief Accounting Officer and Controller of Colonial
                                         Officer and        funds since June, 1993 (formerly Assistant Controller
                                         Controller         from March, 1985 to June, 1993); is Vice President of
                                         (formerly          the Adviser since June, 1993 (formerly Assistant Vice
                                         Assistant          President of the Adviser from August, 1988 to June,
                                         Controller)        1993).

Davey S. Scoon                  50       Vice President     Vice President of Colonial funds since June, 1993, is
                                                            Executive Vice President since July, 1993 and Director
                                                            since March, 1985 of the Adviser (formerly Senior Vice
                                                            President and Treasurer of the Adviser from March, 1985
                                                            to July, 1993); Executive Vice President and Chief
                                                            Operating Officer, TCG since March, 1995 (formerly Vice
                                                            President - Finance and Administration of TCG from
                                                            November, 1985 to March, 1995).

Arthur O. Stern                 58       Secretary          Secretary of Colonial funds since 1985, is Director
                                                            since 1985, Executive Vice President since July, 1993,
                                                            General Counsel, Clerk and Secretary since March, 1985
                                                            of the Adviser; Executive Vice President, Legal since
                                                            March, 1995 and Clerk since March, 1985  of TCG
                                                            (formerly Executive Vice President, Compliance from
                                                            March, 1995 to March, 1996 and Vice President - Legal
                                                            of TCG from March, 1985 to March, 1995).

* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund or the Adviser.

The address of the officers of each Colonial Fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all Colonial funds for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $7,500 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the Trustee fees are allocated among the Colonial funds based on each fund's relative net assets and one-third of the fees are divided equally among the Colonial funds.

The Adviser and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Adviser currently serves as investment adviser and administrator for 38 open-end and 5 closed-end management investment company portfolios, and is the administrator for 5 open-end management investment company portfolios (collectively, Colonial funds). Trustees and officers of the Trust, who are also officers of the Adviser or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended Colonial funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Management Agreement (this section does not apply to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund or Colonial Newport Tiger Cub Fund) Under a Management Agreement (Agreement), the Adviser has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Colonial fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Adviser to the Trust, fund and/or its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CISI pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund and their respective Trusts).

Under an Administration Agreement with each Fund, the Adviser, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

       (a)      providing office space, equipment and clerical personnel;

       (b) arranging, if desired by the respective Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of each Fund;

       (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

       (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

       (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

       (f)      maintaining certain books and records of each Fund.

With respect to the Colonial Municipal Money Market Fund, the Administration Agreement for this Fund provides for the following services in addition to the services referenced above:

       (g) monitoring compliance by the Fund with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and reporting to the Trustees from time to time with respect thereto; and

       (h) monitoring the investments and operations of the SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Colonial Municipal Money Market Fund is invested and the LFC Utilities Trust (LFC Portfolio) in which Colonial Global Utilities Fund is invested and reporting to the Trustees from time to time with respect thereto.

The Adviser is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this Statement of Additional Information.

The Pricing and Bookkeeping Agreement
The Adviser provides pricing and bookkeeping services to each Colonial fund pursuant to a Pricing and Bookkeeping Agreement. The Adviser, in its capacity as the Administrator to each of Colonial Municipal Money Market Fund and Colonial Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other Colonial funds (except for Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund), the Adviser is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:

                1/12 of 0.000% of the first $50 million;
                1/12 of 0.035% of the next $950 million;
                1/12 of 0.025% of the next $1 billion;
                1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion

The Adviser provides pricing and bookkeeping services to Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund for an annual fee of $27,000, plus 0.035% of each Fund's average daily net assets over $50 million.

Stein Roe & Farnham Incorporated, the investment adviser of each of the Municipal Money Market Portfolio and LFC Portfolio, provides pricing and bookkeeping services to each Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of each Portfolio over $50 million.

Portfolio Transactions

The following sections entitled "Investment decisions" and "Brokerage and research services" do not apply to Colonial Municipal Money Market Fund, and Colonial Global Utilities Fund. For each of these funds, see Part 1 of its respective SAI. The Adviser of Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund follows the same procedures as those set forth under "Brokerage and research services."

Investment decisions. The Adviser acts as investment adviser to each of the Colonial funds (except for the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund, each of which is administered by the Adviser. The Adviser's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other Colonial funds and the other corporate or fiduciary clients of the Adviser. The Colonial funds and clients advised by the Adviser or the funds administered by the Adviser sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Colonial funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the Colonial funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Colonial International Fund for Growth, a series of Colonial Trust III, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Adviser, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

Brokerage and research services. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Colonial funds as a factor in the selection of broker-dealers to execute securities transactions for a Colonial fund.

The Adviser places the transactions of the Colonial funds with broker-dealers selected by the Adviser and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Colonial funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Colonial funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Adviser's policy generally to seek best execution, which is to place the Colonial funds' transactions where the Colonial funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Colonial funds may be executed by broker-dealers who also provide research services (as defined below) to the Adviser and the Colonial funds. The Adviser may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Adviser, they tend to reduce the Adviser's expenses. In the Adviser's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Adviser to cause the Colonial funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Colonial funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Colonial funds and all its other clients.

The Trustees have authorized the Adviser to utilize the services of a clearing agent with respect to all call options written by Colonial funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

Principal Underwriter

CISI is the principal underwriter of the Trust's shares. CISI has no obligation to buy the Colonial funds' shares, and purchases the Colonial funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CISC is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CISC is based on the average daily net assets of each Colonial fund plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CISC. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CISC or generally by 6 months' notice by CISC to the Fund. The agreement limits the liability of CISC to the Fund for loss or damage incurred by the Fund to situations involving a failure of CISC to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify CISC against, among other things, loss or damage incurred by CISC on account of any claim, demand, action or suit made on or against CISC not resulting from CISC's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

DETERMINATION OF NET ASSET VALUE

Each Colonial fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time, 3:00 p.m. Chicago time) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined by the Adviser in good faith under the direction of the Trust's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Colonial fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.

(The following two paragraphs are applicable only to Colonial Newport Tiger Fund, Colonial Newport Japan Fund and Colonial Newport Tiger Cub Fund -- "Adviser" in these two paragraphs refers to each fund's Adviser, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Adviser, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds (this section currently applies only to Colonial Government Money Market Fund, a series of Colonial Trust II -- see "Amortized Cost for Money Market Funds" under "Other Information Concerning the Portfolio" in Part 1 of the SAI of Colonial Municipal Money Market Fund for information relating to the Municipal Money Market Portfolio)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Colonial Government Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CISC, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CISI's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CISI retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"). CISI generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CISI for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

CISC acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CISC, provided the new FSF has a sales agreement with CISI.

Shares credited to an account are transferable upon written instructions in good order to CISC and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, D, T or Z shares. The Colonial money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to CISC for deposit to their account.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Fundamatic Program. As a convenience to investors, shares of most Colonial funds may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a Colonial fund's shares at the public offering price next determined after CISI receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from CISI.

Automated Dollar Cost Averaging (Classes A, B and D). Colonial's Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any Colonial fund in which you have a current balance of at least $5,000 into the same class of shares of up to four other Colonial funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Colonial fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your Colonial fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Colonial Investors Service Center, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CISI offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

Tax-Sheltered Retirement Plans. CISI offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. The First National Bank of Boston is the Trustee of CISI prototype plans and charges a $10 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CISI.

Participants in non-Colonial prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with CISC. Participants in Colonial prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to CISC. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Colonial IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CISC, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

Colonial Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another Colonial fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call CISC for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Right of Accumulation and Statement of Intent (Class A and Class T shares only) (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, D, T and Z shares of the Colonial funds. The applicable sales charge is based on the combined total of:

1.          the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all Colonial funds' Class A shares held by the shareholder (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another Colonial fund other than a money market fund and Class B, C, D, T and Z shares).

CISI must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CISC. A Colonial fund may terminate or amend this Right of Accumulation.

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, D, T and Z shares held by the shareholder on the date of the Statement in Colonial funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CISC will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CISI the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to CISI an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CISC will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CISC at 1-800-345-6611.

Colonial Asset Builder Investment Program (this section currently applies only to the Class A shares of Colonial Growth Shares Fund and The Colonial Fund, each a series of Colonial Trust III). A reduced sales charge applies to a purchase of certain Colonial funds' Class A shares under a Statement of Intent for the Colonial Asset Builder Investment Program. The Program offer may be withdrawn at any time without notice. A completed Program may serve as the initial investment for a new Program, subject to the maximum of $4,000 in initial investments per investor. Shareholders in this program are subject to a 5% sales charge. CISC will escrow shares to secure payment of the additional sales charge on amounts invested if the Program is not completed. Escrowed shares are credited with distributions and will be released when the Program has ended. Shareholders are subject to a 1% fee on the amount invested if they do not complete the Program. Prior to completion of the Program, only scheduled Program investments may be made in a Colonial fund in which an investor has a Program account. The following services are not available to Program accounts until a Program has ended:

Systematic Withdrawal Plan              Share Certificates

Sponsored Arrangements                  Exchange Privilege

$50,000 Fast Cash                       Colonial Cash Connection

Right of Accumulation                   Automatic Dividend Diversification

Telephone Redemption                    Reduced Sales Charges for any "person"

Statement of Intent

*Exchanges may be made to other Colonial funds offering the Program.

Because of the unavailability of certain services, this Program may not be suitable for all investors.

The FSF receives 3% of the investor's intended purchases under a Program at the time of initial investment and 1% after the 24th monthly payment. CISI may require the FSF to return all applicable commissions paid with respect to a Program terminated within six months of inception, and thereafter to return commissions in excess of the FSF discount applicable to shares actually purchased.

Since the Asset Builder plan involves continuous investment regardless of the fluctuating prices of funds shares, investors should consult their FSF to determine whether it is appropriate. The Plan does not assure a profit nor protect against loss in declining markets.

Reinstatement Privilege. An investor who has redeemed Class A, B, D or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.

Privileges of Colonial Employees or Financial Service Firms (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Adviser; directors, officers and employees of the Adviser, CISI and other companies affiliated with the Adviser; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CISI; and such persons' families and their beneficial accounts.

Sponsored Arrangements. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Colonial funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with CISI pursuant to which the Colonial funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds) (Classes A, B, and D) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account,
             (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CISC, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the Plan document) or
             (ii) separation from service. CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Colonial funds for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CISC, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, CISC, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call CISC for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CISC and may charge for this service.

Systematic Withdrawal Plan

If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Colonial fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class D shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class D share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CISC will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

Telephone Redemptions. All Colonial fund shareholders and/or their FSFs (except for Colonial Newport Tiger Cub Fund and Colonial Newport Japan Fund) are automatically eligible to redeem up to $50,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemption privileges for larger amounts and for the Colonial Newport Tiger Cub Fund and the Colonial Newport Japan Fund may be elected on the Application. CISC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

Checkwriting (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator of the Colonial Funds) (Available only on the Class A and Class C shares of certain Colonial funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CISC will provide checks to be drawn on The First National Bank of Boston (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Colonial fund's net asset value, a Colonial fund may make the payment or a portion of the payment with portfolio securities held by that Colonial fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account.

Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Colonial Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered Colonial funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other Colonial funds. The prospectus of each Colonial fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Colonial funds are not available to residents of all states. Consult CISC before requesting an exchange.

By calling CISC, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CISC by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Colonial fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CISC will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CISC will require customary additional documentation. Prospectuses of the other Colonial funds are available from the Colonial Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or CISC. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other Colonial open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Colonial fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History" in the Prospectus of each Colonial fund, the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

Total Return

Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

Nonstandardized total return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

Yield

Money market. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

Non money market. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by Colonial have been added back to actual expenses.

Distribution rate. The distribution rate for each class of shares of a fund is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Adviser to be reputable, and publications in the press pertaining to a fund's performance or to the Adviser or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.

All data are based on past performance and do not predict future results.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                       STANDARD & POOR'S CORPORATION (S&P)

AAA bonds have the highest rating assigned by S&P.Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


                   MOODY'S INVESTORS SERVICES, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                            FITCH INVESTORS SERVICES

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.


                         DUFF & PHELPS CREDIT RATING CO.

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A - Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.

BBB+, BBB, BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                   APPENDIX II

1996
SOURCE                                                      CATEGORY                                             RETURN (%)
------                                                      --------                                             ----------
Donoghue                                                    Tax-Free Funds                                             4.95
Donoghue                                                    U.S. Treasury Funds                                        4.71
Dow Jones & Company                                         Industrial Index                                          28.91
Morgan Stanley                                              Capital International EAFE Index                           6.05
Morgan Stanley                                              Capital International EAFE GDP Index                       7.63
Libor                                                       Six-month Libor                                             N/A
Lipper                                                      Short U.S. Government Funds                                4.36
Lipper                                                      California Municipal Bond Funds                            3.65
Lipper                                                      Connecticut Municipal Bond Funds                           3.48
Lipper                                                      Closed End Bond Funds                                      8.13
Lipper                                                      Florida Municipal Bond Funds                               3.00
Lipper                                                      General Bond Fund                                          6.16
Lipper                                                      General Municipal Bonds                                    3.30
Lipper                                                      Global Funds                                              16.51
Lipper                                                      Growth Funds                                              19.24
Lipper                                                      Growth & Income Funds                                     20.78
Lipper                                                      High Current Yield Bond Funds                             13.67
Lipper                                                      High Yield Municipal Bond Debt                             4.17
Lipper                                                      Fixed Income Funds                                        10.24
Lipper                                                      Insured Municipal Bond Average                             2.83
Lipper                                                      Intermediate Muni Bonds                                    3.70
Lipper                                                      Intermediate (5-10) U.S. Government Funds                  2.68
Lipper                                                      Massachusetts Municipal Bond Funds                         3.39
Lipper                                                      Michigan Municipal Bond Funds                              3.17
Lipper                                                      Mid Cap Funds                                             18.10
Lipper                                                      Minnesota Municipal Bond Funds                             3.11
Lipper                                                      U.S. Government Money Market Funds                         4.75
Lipper                                                      New York Municipal Bond Funds                              3.15
Lipper                                                      North Carolina Municipal Bond Funds                        2.78
Lipper                                                      Ohio Municipal Bond Funds                                  3.35
Lipper                                                      Small Company Growth Funds                                20.20
Lipper                                                      U.S. Government Funds                                      1.72
Lipper                                                      Pacific Region Funds-Ex-Japan                             11.11
Lipper                                                      Pacific Region                                            (4.45)
Lipper                                                      International Funds                                       11.78
Lipper                                                      Balanced Funds                                            13.76
Lipper                                                      Tax-Exempt Money Market                                    2.93
Shearson Lehman                                             Composite Government Index                                 2.77
Shearson Lehman                                             Government/Corporate Index                                 2.90
Shearson Lehman                                             Long-term Government Index                                (0.84)
S&P                                                         S&P 500 Index                                             22.95
S&P                                                         Utility Index                                              3.12
S&P                                                         Barra Growth                                              23.98
S&P                                                         Barra Value                                               21.99
S&P                                                         Midcap 400                                                19.20
First Boston                                                High Yield Index                                          12.40
Swiss Bank                                                  10 Year U.S. Government (Corporate Bond)                   0.30
Swiss Bank                                                  10 Year United Kingdom (Corporate Bond)                   19.10
Swiss Bank                                                  10 Year France (Corporate Bond)                            7.80
Swiss Bank                                                  10 Year Germany (Corporate Bond)                           1.00
Swiss Bank                                                  10 Year Japan (Corporate Bond)                            (3.40)
Swiss Bank                                                  10 Year Canada (Corporate Bond)                            10.5
Swiss Bank                                                  10 Year Australia (Corporate Bond)                         20.6
Morgan Stanley Capital International                        10 Year Hong Kong (Equity)                                21.87
Morgan Stanley Capital International                        10 Year Belgium (Equity)                                  15.16

SOURCE                                                      CATEGORY                                             RETURN (%)
------                                                      --------                                             ----------
Morgan Stanley Capital International                        10 Year Austria (Equity)                                   7.65
Morgan Stanley Capital International                        10 Year France (Equity)                                   10.35
Morgan Stanley Capital International                        10 Year Netherlands (Equity)                              16.90
Morgan Stanley Capital International                        10 Year Japan (Equity)                                     3.39
Morgan Stanley Capital International                        10 Year Switzerland (Equity)                              13.14
Morgan Stanley Capital International                        10 Year United Kingdom (Equity)                           15.06
Morgan Stanley Capital International                        10 Year Germany (Equity)                                   8.16
Morgan Stanley Capital International                        10 Year Italy (Equity)                                     0.53
Morgan Stanley Capital International                        10 Year Sweden (Equity)                                   16.42
Morgan Stanley Capital International                        10 Year United States (Equity)                            14.39
Morgan Stanley Capital International                        10 Year Australia (Equity)                                11.44
Morgan Stanley Capital International                        10 Year Norway (Equity)                                   13.23
Morgan Stanley Capital International                        10 Year Spain (Equity)                                    11.55
Morgan Stanley Capital International                        World GDP Index                                           11.50
                                                                                                                      -----
Morgan Stanley Capital International                        Pacific Region Funds Ex-Japan                             20.54
Bureau of Labor Statistics                                  Consumer Price Index (Inflation)                           3.32
FHLB-San Francisco                                          11th District Cost-of-Funds Index                           N/A
Federal Reserve                                             Six-Month Treasury Bill                                     N/A
Federal Reserve                                             One-Year Constant-Maturity Treasury Rate                    N/A
Federal Reserve                                             Five-Year Constant-Maturity Treasury Rate                   N/A
Frank Russell & Co.                                         Russell 2000                                              16.50
Frank Russell & Co.                                         Russell 1000 Value                                        21.64
Frank Russell & Co.                                         Russell 1000 Growth                                       11.26
Bloomberg                                                   NA                                                           NA
Credit Lyonnais                                             NA                                                           NA
Statistical Abstract of the U.S.                            NA                                                           NA
World Economic Outlook                                      NA                                                           NA



*in U.S. currency